Filed Pursuant to Rule 433
                                                    Registration No.: 333-118843

                         Banc of America Securities LLC

                                   BoAAlt 06-1
                                     Group 4

1. General Pool Characteristics

Pool Size: $61,146,614.76
Loan Count: 367
Cut-off Date: 2006-01-01
Avg. Loan Balance: $166,612.03
Avg. Orig. Balance: $166,680.84
W.A. FICO*: 728
W.A. Orig. LTV: 75.96%
W.A. Cut-Off LTV: 75.93%
W.A. Gross Coupon: 6.8364%
W.A. Net Coupon: 6.5799%
W.A. Admin Fee: 0.2565%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 0 months
% over 80 COLTV: 7.06%
% over 100 COLTV: 0.44%
% with PMI: 7.06%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 26.10%
W.A. MI Adjusted LTV: 74.23%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.98%
% Conforming: 100.00%

*Excludes Non-Resident Aliens

2. Original Balance

Original Balance   Percent
----------------------------
<= 50,000              0.55%
50,001 - 100,000      11.12
100,001 - 150,000     21.39
150,001 - 200,000     17.36
200,001 - 250,000     14.11
250,001 - 300,000     13.95
300,001 - 350,000      9.08
350,001 - 400,000     11.10
400,001 - 450,000      1.33
----------------------------
Total:               100.00%


Average: $166,680.84
Lowest: $28,000.00
Highest: $416,000.00


3. Cut-Off Balance

Cut-Off Balance     Percent
----------------------------
<= 50,000              0.55%
50,001 - 100,000      11.12
100,001 - 150,000     21.39
150,001 - 200,000     17.36
200,001 - 250,000     14.11
250,001 - 300,000     13.95
300,001 - 350,000      9.08
350,001 - 400,000     11.76
400,001 - 450,000      0.68
----------------------------
Total:               100.00%


Average: $166,612.03
Lowest: $27,975.29
Highest: $416,000.00

4. Index

Index               Percent
----------------------------
FIX                  100.00%
----------------------------
Total:               100.00%


5. Product Type

Product Type        Percent
----------------------------
30 YR FIXED           99.87%
25 YR FIXED            0.13
----------------------------
Total:               100.00%


6. Coupon

Coupon              Percent
----------------------------
6.625                 27.81%
6.750                 23.42
6.875                 27.57
7.000                 11.04
7.125                  3.33
7.250                  2.86
7.375                  1.55
7.500                  0.49
7.625                  0.62
7.750                  0.91
7.875                  0.40
----------------------------
Total:               100.00%


W.A.: 6.836
Lowest: 6.625
Highest: 7.875

7. Credit Score

Credit Score        Percent
----------------------------
800 - 849              5.91%
750 - 799             27.17
700 - 749             37.06
650 - 699             26.80
600 - 649              2.47
N/A                    0.59
----------------------------
Total:               100.00%


W.A.: 728
Lowest: 627
Highest: 830


8. Lien Position

Lien Position       Percent
----------------------------
1                    100.00%
----------------------------
Total:               100.00%


9. Loan Purpose

Loan Purpose        Percent
----------------------------
Purchase              68.44%
Refinance-Cashout     23.39
Refinance-Rate/Term    6.96
Cons/Perm              1.21
----------------------------
Total:               100.00%


10. Property Type

Property Type       Percent
----------------------------
SFR                   69.15%
PUD Detached          12.39
Condo                  9.36
PUD Attached           3.61
2-Family               3.37
3-Family               1.01
Townhouse              0.63
4-Family               0.49
----------------------------
Total:               100.00%


11. Documentation

Documentation       Percent
----------------------------
Standard              46.56%
Stated                41.14
Reduced                8.20
No Ratio               3.54
Rapid                  0.57
----------------------------
Total:               100.00%


12. Occupancy Status

Occupancy Status    Percent
----------------------------
Primary               93.15%
Secondary              6.85
----------------------------
Total:               100.00%


13. PMI Providers

PMI Providers       Percent
----------------------------
NONE                  92.94%
UGRIC                  2.68
RGIC                   1.35
RMIC                   1.10
PMIC                   0.67
GEMIC                  0.64
MGIC                   0.37
TGIC                   0.26
----------------------------
Total:               100.00%


14. State

State               Percent
----------------------------
Florida               17.37%
California            10.60
Texas                  8.15
Maryland               6.30
Illinois               5.46
Other                 52.12
----------------------------
Total:               100.00%


15. California

California          Percent
----------------------------
Northern              30.65%
Southern              69.35
----------------------------
Total:               100.00%


16. Zip Code

Zip Code            Percent
----------------------------
21701                  0.98%
89052                  0.87
95632                  0.86
32092                  0.81
34997                  0.78
Other                 95.69
----------------------------
Total:               100.00%


17. Delinquency*

Delinquency*   Percent
----------------------------
0-29 days       100.00%
----------------------------
Total:          100.00%


* MBA method


18. Times 30 Days DLQ

Times 30 Days DLQ   Percent
----------------------------
0                    100.00%
----------------------------
Total:               100.00%


19. Convertible Flag

Convertible Flag    Percent
----------------------------
N                    100.00%
----------------------------
Total:               100.00%


20. Buydown Agreement

Buydown Agreement   Percent
----------------------------
N                      100.00%
----------------------------
Total:                 100.00%


21. Original Term

Original Term       Percent
----------------------------
300                    0.13%
360                   99.87
----------------------------
Total:               100.00%


W.A.: 359.9 months
Lowest: 300 months
Highest: 360 months

22. Cut-Off Remaining Term

Cut-Off
Remaining Term      Percent
----------------------------
295 - 300              0.13%
355 - 360             99.87
----------------------------
Total:               100.00%


W.A.: 359.5 months
Lowest: 299 months
Highest: 360 months


23. Cutoff Loan Age

Cutoff Loan Age     Percent
----------------------------
0                     56.99%
1 - 6                 43.01
----------------------------
Total:               100.00%


W.A.: 0.4 months
Lowest: 0 months
Highest: 4 months


24. OLTV

OLTV                 Percent
----------------------------
<= 20.00               0.16%
20.01 - 25.00          0.14
25.01 - 30.00          0.22
30.01 - 35.00          1.23
40.01 - 45.00          1.25
45.01 - 50.00          1.93
50.01 - 55.00          1.75
55.01 - 60.00          4.02
60.01 - 65.00          1.82
65.01 - 70.00          6.45
70.01 - 75.00          4.30
75.01 - 80.00         69.65
80.01 - 85.00          0.27
85.01 - 90.00          4.87
90.01 - 95.00          0.91
95.01 - 100.00         0.58
>= 100.01              0.44
----------------------------
Total:               100.00%


W.A.: 75.96%
Lowest: 19.23%
Highest: 103.00%


25. Cut-Off LTV

Cut-Off LTV         Percent
----------------------------
<= 20.00               0.16%
20.01 - 25.00          0.14
25.01 - 30.00          0.22
30.01 - 35.00          1.23
40.01 - 45.00          1.25
45.01 - 50.00          1.93
50.01 - 55.00          1.75
55.01 - 60.00          4.02
60.01 - 65.00          1.82
65.01 - 70.00          6.45
70.01 - 75.00          4.30
75.01 - 80.00         69.65
80.01 - 85.00          0.27
85.01 - 90.00          4.87
90.01 - 95.00          0.91
95.01 - 100.00         0.58
>= 100.01              0.44
----------------------------
Total:               100.00%


W.A.: 75.93%
Lowest: 19.21%
Highest: 103.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com.The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                         Banc of America Securities LLC

                                   BoAAlt 06-1
                           Total 30 yr Fixed Rate Pool


1. General Pool Characteristics

Pool Size: $347,675,221.22
Loan Count: 2,258
Cut-off Date: 2006-01-01
Avg. Loan Balance: $153,974.85
Avg. Orig. Balance: $154,061.72
W.A. FICO*: 733
W.A. Orig. LTV: 72.28%
W.A. Cut-Off LTV: 72.24%
W.A. Gross Coupon: 6.5323%
W.A. Net Coupon: 6.2758%
W.A. Admin Fee: 0.2565%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 358 months
W.A. Age: 1 month
% over 80 COLTV: 7.28%
% over 100 COLTV: 0.08%
% with PMI: 7.28%
% over 80 with PMI: 99.40%
W.A. MI Coverage: 24.31%
W.A. MI Adjusted LTV: 70.64%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.20%
% Conforming: 100.00%

*Excludes Non-Resident Aliens


2. Original Balance

Original Balance    Percent
----------------------------
<= 50,000              1.69%
50,001 - 100,000      13.16
100,001 - 150,000     21.42
150,001 - 200,000     17.78
200,001 - 250,000     14.63
250,001 - 300,000     11.63
300,001 - 350,000      7.09
350,001 - 400,000      7.56
400,001 - 450,000      3.72
450,001 - 500,000      0.67
500,001 - 550,000      0.45
650,001 - 700,000      0.19
----------------------------
Total:               100.00%

Average: $154,061.72
Lowest: $18,000.00
Highest: $675,000.00


3. Cut-Off Balance

Cut-Off Balance     Percent
----------------------------
<= 50,000              1.69%
50,001 - 100,000      13.16
100,001 - 150,000     21.42
150,001 - 200,000     17.78
200,001 - 250,000     14.70
250,001 - 300,000     11.56
300,001 - 350,000      7.09
350,001 - 400,000      7.67
400,001 - 450,000      3.61
450,001 - 500,000      0.67
500,001 - 550,000      0.45
650,001 - 700,000      0.19
----------------------------
Total:               100.00%

Average: $153,974.85
Lowest: $17,983.72
Highest: $674,343.93


4. Index

Index               Percent
----------------------------
FIX                  100.00%
----------------------------
Total:               100.00%


5. Product Type

Product Type        Percent
----------------------------
30 YR FIXED           98.73%
20 YR FIXED            0.72
25 YR FIXED            0.51
23 YR FIXED            0.03
24 YR FIXED            0.02
----------------------------
Total:               100.00%


6. Coupon

Coupon              Percent
----------------------------
5.125         0.03%
5.250          0.09
5.375          0.14
5.500          0.11
5.625          0.35
5.750          1.64
5.875          3.94
6.000          4.08
6.125          4.38
6.250         11.66
6.375         12.34
6.500         15.23
6.625          9.02
6.750         16.05
6.875         10.54
7.000          4.68
7.125          3.17
7.250          0.88
7.375          0.56
7.500          0.61
7.625          0.15
7.750          0.20
7.875          0.14
----------------------------
Total:      100.00%

W.A.: 6.532
Lowest: 5.125
Highest: 7.875


7. Credit Score

Credit Score        Percent
----------------------------
800 - 849              5.13%
750 - 799             36.40
700 - 749             34.07
650 - 699             20.26
600 - 649              3.49
N/A                    0.65
----------------------------
Total:               100.00%

W.A.: 733
Lowest: 604
Highest: 839


8. Lien Position

Lien Position       Percent
----------------------------
1                    100.00%
----------------------------
Total:               100.00%


9. Loan Purpose

Loan Purpose        Percent
----------------------------
Purchase              59.25%
Refinance-Cashout     30.19
Refinance-Rate/Term    9.90
Cons/Perm              0.67
----------------------------
Total:               100.00%


10. Property Type

Property Type       Percent
----------------------------
SFR                   54.38%
2-Family              12.93
Condo                 11.88
PUD Detached          11.45
PUD Attached           3.08
3-Family               2.64
4-Family               2.43
Townhouse              1.22
----------------------------
Total:               100.00%


11. Documentation

Documentation       Percent
----------------------------
Reduced               34.49%
Standard              33.95
Stated                25.57
No Ratio               5.03
Rapid                  0.63
All Ready Home         0.33
----------------------------
Total:               100.00%


12. Occupancy Status

Occupancy Status    Percent
----------------------------
Investor               48.81%
Primary                47.06
Secondary               4.13
----------------------------
Total:                100.00%


13. PMI Providers

PMI Providers       Percent
----------------------------
NONE                  92.72%
UGRIC                  1.97
PMIC                   1.41
RMIC                   1.21
GEMIC                  1.15
RGIC                   1.07
MGIC                   0.28
TGIC                   0.18
----------------------------
Total:               100.00%


14. State

State               Percent
----------------------------
California            16.25%
Florida               14.59
Texas                  7.88
North Carolina         4.37
South Carolina         4.04
Other                 52.87
----------------------------
Total:               100.00%


15. California

California          Percent
----------------------------
Northern              36.95%
Southern              63.05
----------------------------
Total:               100.00%


16. Zip Code

Zip Code            Percent
----------------------------
86429                  1.20%
60625                  0.32
33178                  0.25
92114                  0.25
11356                  0.24
Other                 97.74
----------------------------
Total:               100.00%


17. Delinquency*

Delinquency*        Percent
----------------------------
0-29 days            100.00%
----------------------------
Total:               100.00%


* MBA method

18. Times 30 Days DLQ

Times 30 Days DLQ   Percent
----------------------------
0                     99.80%
1                      0.20
----------------------------
Total:               100.00%


19. Convertible Flag

Convertible Flag    Percent
----------------------------
N                    100.00%
----------------------------
Total:               100.00%


20. Buydown Agreement

Buydown Agreement   Percent
----------------------------
N                     99.94%
Y                      0.06
----------------------------
Total:               100.00%


21. Original Term

Original Term       Percent
----------------------------
240                    0.72%
276                    0.03
288                    0.02
300                    0.51
360                   98.73
----------------------------
Total:               100.00%

W.A.: 358.8 months
Lowest: 240 months
Highest: 360 months


22. Cut-Off Remaining Term

Cut-Off
Remaining Term      Percent
----------------------------
235 - 240              0.72%
241 - 288              0.04
295 - 300              0.51
355 - 360             98.73
----------------------------
Total:               100.00%

W.A.: 358.3 months
Lowest: 237 months
Highest: 360 months


23. Cutoff Loan Age

Cutoff Loan Age     Percent
----------------------------
0                     51.50%
1 - 6                 48.50
----------------------------
Total:               100.00%

W.A.: 0.5 months
Lowest: 0 months
Highest: 5 months

24. OLTV

OLTV                Percent
----------------------------
<= 20.00               0.83%
20.01 - 25.00          0.44
25.01 - 30.00          0.77
30.01 - 35.00          1.37
35.01 - 40.00          1.40
40.01 - 45.00          2.23
45.01 - 50.00          2.25
50.01 - 55.00          3.23
55.01 - 60.00          4.14
60.01 - 65.00          4.21
65.01 - 70.00         10.47
70.01 - 75.00          9.87
75.01 - 80.00         51.47
80.01 - 85.00          0.92
85.01 - 90.00          5.19
90.01 - 95.00          0.83
95.01 - 100.00         0.29
>= 100.01              0.08
----------------------------
Total:               100.00%

W.A.: 72.28%
Lowest: 8.06%
Highest: 103.00%


25. Cut-Off LTV

Cut-Off LTV         Percent
----------------------------
<= 20.00               0.83%
20.01 - 25.00          0.44
25.01 - 30.00          0.77
30.01 - 35.00          1.37
35.01 - 40.00          1.40
40.01 - 45.00          2.23
45.01 - 50.00          2.25
50.01 - 55.00          3.23
55.01 - 60.00          4.14
60.01 - 65.00          4.29
65.01 - 70.00         10.38
70.01 - 75.00          9.89
75.01 - 80.00         51.49
80.01 - 85.00          0.88
85.01 - 90.00          5.19
90.01 - 95.00          0.83
95.01 - 100.00         0.29
>= 100.01              0.08
----------------------------
Total:               100.00%

W.A.: 72.24%
Lowest: 8.06%
Highest: 103.00%


Banc of America Securities LLC
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com.The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

BoAAlt 06-1


Total Pool

                                             Original                  Remaining
                             Scheduled       Term to      Original      Term to                             Total
                             Principal        Stated    Amortization    Stated     Loan      Gross          Admin           Net
Coupon                        Balance        Maturity       Term       Maturity    Age       Coupon          Fee           Coupon
------------------------------------------------------------------------------------------------------------------------------------
5.125                           104,751.29        240            240         237      3   5.1250000000   0.2565000000   4.8685000000
5.250                           299,290.96        240            240         239      1   5.2500000000   0.2565000000   4.9935000000
5.375                           478,444.55        360            360         357      3   5.3750000000   0.2565000000   5.1185000000
5.500                           384,463.57        360            360         359      1   5.5000000000   0.2565000000   5.2435000000
5.625                         1,217,097.73        347            347         347      0   5.6250000000   0.2565000000   5.3685000000
5.750                         5,697,805.31        346            346         345      1   5.7500000000   0.2565000000   5.4935000000
5.875                        13,710,480.46        359            359         358      1   5.8750000000   0.2565000000   5.6185000000
6.000                        14,183,794.87        360            360         359      1   6.0000000000   0.2565000000   5.7435000000
6.125                        15,235,576.84        358            358         357      1   6.1250000000   0.2565000000   5.8685000000
6.250                        40,546,123.05        360            360         359      1   6.2500000000   0.2565000000   5.9935000000
6.375                        42,890,585.29        358            358         357      1   6.3750000000   0.2565000000   6.1185000000
6.500                        52,964,252.90        359            359         359      0   6.5000000000   0.2565000000   6.2435000000
6.625                        31,356,655.75        360            360         359      1   6.6250000000   0.2565000000   6.3685000000
6.750                        55,798,343.79        359            359         359      0   6.7500000000   0.2565000000   6.4935000000
6.875                        36,662,024.11        359            359         359      0   6.8750000000   0.2565000000   6.6185000000
7.000                        16,287,435.90        359            359         359      0   7.0000000000   0.2565000000   6.7435000000
7.125                        11,030,268.88        359            359         359      0   7.1250000000   0.2565000000   6.8685000000
7.250                         3,068,288.99        360            360         360      0   7.2500000000   0.2565000000   6.9935000000
7.375                         1,934,198.23        354            354         354      0   7.3750000000   0.2565000000   7.1185000000
7.500                         2,119,989.26        360            360         360      0   7.5000000000   0.2565000000   7.2435000000
7.625                           520,960.48        360            360         360      0   7.6250000000   0.2565000000   7.3685000000
7.750                           700,496.81        360            360         360      0   7.7500000000   0.2565000000   7.4935000000
7.875                           483,892.20        360            360         359      1   7.8750000000   0.2565000000   7.6185000000
------------------------------------------------------------------------------------------------------------------------------------
Grand Total:                347,675,221.22        359            359         358      1   6.5323417580   0.2565000000   6.2758417580
------------------------------------------------------------------------------------------------------------------------------------


Group 1

                                             Original                  Remaining
                             Scheduled       Term to      Original      Term to                             Total
                             Principal        Stated    Amortization    Stated     Loan      Gross          Admin           Net
Coupon                        Balance        Maturity       Term       Maturity    Age       Coupon          Fee           Coupon
------------------------------------------------------------------------------------------------------------------------------------
5.625                           356,250.00        360            360         360      0   5.6250000000   0.2565000000   5.3685000000
5.750                         1,825,227.49        360            360         358      2   5.7500000000   0.2565000000   5.4935000000
5.875                         4,813,196.47        360            360         359      1   5.8750000000   0.2565000000   5.6185000000
6.000                         3,320,234.42        360            360         359      1   6.0000000000   0.2565000000   5.7435000000
6.125                         4,372,449.90        360            360         359      1   6.1250000000   0.2565000000   5.8685000000
6.250                        18,635,142.79        359            359         358      1   6.2500000000   0.2565000000   5.9935000000
6.375                        18,222,932.77        359            359         358      1   6.3750000000   0.2565000000   6.1185000000
6.500                        24,042,794.78        359            359         359      0   6.5000000000   0.2565000000   6.2435000000
------------------------------------------------------------------------------------------------------------------------------------
Grand Total:                 75,588,228.62        360            360         359      1   6.3025443161   0.2565000000   6.0460443161
------------------------------------------------------------------------------------------------------------------------------------


Group 2

                                             Original                  Remaining
                             Scheduled       Term to      Original      Term to                             Total
                             Principal        Stated    Amortization    Stated     Loan      Gross          Admin           Net
Coupon                        Balance        Maturity       Term       Maturity    Age       Coupon          Fee           Coupon
------------------------------------------------------------------------------------------------------------------------------------
5.125                           104,751.29        240            240         237      3   5.1250000000   0.2565000000   4.8685000000
5.250                           299,290.96        240            240         239      1   5.2500000000   0.2565000000   4.9935000000
5.375                           478,444.55        360            360         357      3   5.3750000000   0.2565000000   5.1185000000
5.500                           384,463.57        360            360         359      1   5.5000000000   0.2565000000   5.2435000000
5.625                           860,847.73        343            343         342      1   5.6250000000   0.2565000000   5.3685000000
5.750                         3,872,577.82        340            340         339      1   5.7500000000   0.2565000000   5.4935000000
5.875                         8,897,283.99        359            359         358      1   5.8750000000   0.2565000000   5.6185000000
6.000                        10,863,560.45        360            360         359      1   6.0000000000   0.2565000000   5.7435000000
6.125                        10,863,126.94        357            357         356      1   6.1250000000   0.2565000000   5.8685000000
6.250                        21,910,980.26        360            360         359      1   6.2500000000   0.2565000000   5.9935000000
6.375                        24,667,652.52        357            357         357      0   6.3750000000   0.2565000000   6.1185000000
6.500                        28,921,458.12        360            360         359      1   6.5000000000   0.2565000000   6.2435000000
------------------------------------------------------------------------------------------------------------------------------------
Grand Total:                112,124,438.20        358            358         357      1   6.2438025737   0.2565000000   5.9873025737
------------------------------------------------------------------------------------------------------------------------------------


Group 3

                                             Original                  Remaining
                             Scheduled       Term to      Original      Term to                             Total
                             Principal        Stated    Amortization    Stated     Loan      Gross          Admin           Net
Coupon                        Balance        Maturity       Term       Maturity    Age       Coupon          Fee           Coupon
------------------------------------------------------------------------------------------------------------------------------------
6.625                        14,352,048.79        360            360         359      1   6.6250000000   0.2565000000   6.3685000000
6.750                        41,476,953.97        358            358         358      0   6.7500000000   0.2565000000   6.4935000000
6.875                        19,802,233.59        359            359         359      0   6.8750000000   0.2565000000   6.6185000000
7.000                         9,538,263.23        359            359         359      0   7.0000000000   0.2565000000   6.7435000000
7.125                         8,991,389.23        359            359         359      0   7.1250000000   0.2565000000   6.8685000000
7.250                         1,321,808.87        360            360         360      0   7.2500000000   0.2565000000   6.9935000000
7.375                           987,745.41        349            349         348      1   7.3750000000   0.2565000000   7.1185000000
7.500                         1,818,189.26        360            360         360      0   7.5000000000   0.2565000000   7.2435000000
7.625                           140,960.48        360            360         360      0   7.6250000000   0.2565000000   7.3685000000
7.750                           146,096.81        360            360         359      1   7.7500000000   0.2565000000   7.4935000000
7.875                           240,250.00        360            360         360      0   7.8750000000   0.2565000000   7.6185000000
------------------------------------------------------------------------------------------------------------------------------------
Grand Total:                 98,815,939.64        359            359         359      0   6.8473447770   0.2565000000   6.5908447770
------------------------------------------------------------------------------------------------------------------------------------


Group 4

                                             Original                  Remaining
                             Scheduled       Term to      Original      Term to                             Total
                             Principal        Stated    Amortization    Stated     Loan      Gross          Admin           Net
Coupon                        Balance        Maturity       Term       Maturity    Age       Coupon          Fee           Coupon
------------------------------------------------------------------------------------------------------------------------------------
6.625                        17,004,606.96        360            360         359      1   6.6250000000   0.2565000000   6.3685000000
6.750                        14,321,389.82        360            360         360      0   6.7500000000   0.2565000000   6.4935000000
6.875                        16,859,790.52        360            360         360      0   6.8750000000   0.2565000000   6.6185000000
7.000                         6,749,172.67        360            360         360      0   7.0000000000   0.2565000000   6.7435000000
7.125                         2,038,879.65        360            360         360      0   7.1250000000   0.2565000000   6.8685000000
7.250                         1,746,480.12        360            360         359      1   7.2500000000   0.2565000000   6.9935000000
7.375                           946,452.82        360            360         360      0   7.3750000000   0.2565000000   7.1185000000
7.500                           301,800.00        360            360         360      0   7.5000000000   0.2565000000   7.2435000000
7.625                           380,000.00        360            360         360      0   7.6250000000   0.2565000000   7.3685000000
7.750                           554,400.00        360            360         360      0   7.7500000000   0.2565000000   7.4935000000
7.875                           243,642.20        360            360         359      1   7.8750000000   0.2565000000   7.6185000000
------------------------------------------------------------------------------------------------------------------------------------
Grand Total:                 61,146,614.76        359            359         359      0   6.8364461843   0.2565000000   6.5799461843
------------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com.The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                            Global Structured Finance

                                   BoAAlt 06-1
                                     Group 1


1. Original Balance

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Original Balance        Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
1 - 100,000                 168    $11,951,778       15.81%      66.00%       2.21%      90.00%     738     621           27.07%
100,001 - 200,000           212     30,046,164       39.75       66.15        1.10       90.00      742     633           30.16
200,001 - 300,000            79     19,414,610       25.68       67.69        0.45       90.00      736     619           37.22
300,001 - 400,000            27      9,339,494       12.36       69.85        0.97       90.00      755     642           31.89
400,001 - 500,000            10      4,315,440        5.71       66.08        0.00       80.00      749     648           71.09
500,001 - 600,000             1        520,743        0.69       75.00        0.00       75.00      766     766          100.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                      497    $75,588,229      100.00%      67.04%       1.02%      90.00%     742     619           34.52%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Original Balance       Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
1 - 100,000                0.00%       32.02%        72.38%     $71,218      1
100,001 - 200,000          0.00        35.55         58.76      141,814      1
200,001 - 300,000          0.00        46.35         55.56      245,920      1
300,001 - 400,000          0.00        29.23         25.00      346,144      1
400,001 - 500,000          0.00        19.91          9.66      431,743      1
500,001 - 600,000          0.00         0.00          0.00      521,250      1
------------------------------------------------------------------------------
Total:                     0.00%       35.85%        52.71%    $152,196      1
------------------------------------------------------------------------------
Average: $152,196.27
Lowest: $18,000.00
Highest: $521,250.00


2. Coupon

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Coupon                  Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                66    $10,314,908       13.65%      65.70%       0.69%      90.00%     744     642           38.43%
6.001 - 6.500               431     65,273,320       86.35       67.25        1.07       90.00      742     619           33.90
--------------------------------------------------------------------------------------------------------------------------------
Total:                      497    $75,588,229      100.00%      67.04%       1.02%      90.00%     742     619           34.52%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Coupon                 Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
5.501 - 6.000              0.00%       36.94%        43.69%    $156,430      1
6.001 - 6.500              0.00        35.67         54.14      151,548      1
------------------------------------------------------------------------------
Total:                     0.00%       35.85%        52.71%    $152,196      1
------------------------------------------------------------------------------
W.A.: 6.303
Lowest: 5.625
Highest: 6.500


3. Credit Score

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Credit Score            Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
800 - 849                    39     $5,361,074        7.09%      61.85%       0.40%      90.00%     808     800           29.62%
750 - 799                   214     35,706,348       47.24       67.46        1.04       90.00      771     750           33.68
700 - 749                   147     20,222,447       26.75       68.72        1.81       90.00      726     700           34.53
650 - 699                    76     10,786,497       14.27       65.05        0.00       80.00      678     651           33.29
600 - 649                    21      3,511,863        4.65       67.04        0.36       90.00      638     619           54.21
--------------------------------------------------------------------------------------------------------------------------------
Total:                      497    $75,588,229      100.00%      67.04%       1.02%      90.00%     742     619           34.52%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Credit Score           Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
800 - 849                  0.00%       11.35%        58.47%    $137,549      1
750 - 799                  0.00        30.88         49.42      166,986      1
700 - 749                  0.00        44.10         59.31      137,656      1
650 - 699                  0.00        48.60         51.52      142,010      1
600 - 649                  0.00        37.10         43.03      167,324      1
------------------------------------------------------------------------------
Total:                     0.00%       35.85%        52.71%    $152,196      1
------------------------------------------------------------------------------
W.A.: 742
Lowest: 619
Highest: 839


4. Index

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Index                   Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
FIX                         497    $75,588,229      100.00%      67.04%       1.02%      90.00%     742     619           34.52%
--------------------------------------------------------------------------------------------------------------------------------
Total:                      497    $75,588,229      100.00%      67.04%       1.02%      90.00%     742     619           34.52%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Index                  Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
FIX                        0.00%       35.85%        52.71%    $152,196      1
------------------------------------------------------------------------------
Total:                     0.00%       35.85%        52.71%    $152,196      1
------------------------------------------------------------------------------


5. Loan Purpose

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Loan Purpose            Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
Purchase                    247    $36,773,884       48.65%      72.59%       1.57%      90.00%     754     621           30.29%
Refinance-Cashout           174     27,096,602       35.85       61.51        0.21       90.00      733     619           38.01
Refinance-Rate/Term          76     11,717,742       15.50       62.39        1.18       90.00      728     629           39.70
--------------------------------------------------------------------------------------------------------------------------------
Total:                      497    $75,588,229      100.00%      67.04%       1.02%      90.00%     742     619           34.52%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Loan Purpose           Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
Purchase                   0.00%        0.00%        48.36%    $148,996      1
Refinance-Cashout          0.00       100.00         60.35      155,826      1
Refinance-Rate/Term        0.00         0.00         48.70      154,285      1
------------------------------------------------------------------------------
Total:                     0.00%       35.85%        52.71%    $152,196      1
------------------------------------------------------------------------------


6. Property Type

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Property Type           Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
SFR                         262    $33,902,553       44.85%      65.35%       1.63%      90.00%     743     621           28.55%
2-Family                     70     12,958,713       17.14       70.82        0.50       90.00      734     622           33.26
Condo                        77     12,407,081       16.41       69.38        0.50       90.00      752     642           30.48
4-Family                     21      4,903,571        6.49       66.67        0.00       80.00      758     684           70.41
3-Family                     20      4,510,417        5.97       57.89        0.00       75.00      729     629           63.55
PUD Detached                 26      4,314,585        5.71       69.12        1.38       90.00      735     652           36.60
PUD Attached                 14      1,627,574        2.15       72.56        0.69       90.00      738     619           20.25
Townhouse                     7        963,735        1.27       71.34        2.31       90.00      732     693            9.24
--------------------------------------------------------------------------------------------------------------------------------
Total:                      497    $75,588,229      100.00%      67.04%       1.02%      90.00%     742     619           34.52%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Property Type          Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
SFR                        0.00%       42.92%       100.00%    $129,475      1
2-Family                   0.00        32.71          0.00      185,287      1
Condo                      0.00        20.91          0.00      161,235      1
4-Family                   0.00        25.42          0.00      233,650      1
3-Family                   0.00        50.26          0.00      225,674      1
PUD Detached               0.00        34.90        100.00      166,035      1
PUD Attached               0.00        18.14        100.00      116,278      0
Townhouse                  0.00        41.19          0.00      138,438      0
------------------------------------------------------------------------------
Total:                     0.00%       35.85%        52.71%    $152,196      1
------------------------------------------------------------------------------


7. Occupancy Status

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Occupancy Status        Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
Investor                    497    $75,588,229      100.00%      67.04%       1.02%      90.00%     742     619           34.52%
--------------------------------------------------------------------------------------------------------------------------------
Total:                      497    $75,588,229      100.00%      67.04%       1.02%      90.00%     742     619           34.52%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Occupancy Status       Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
Investor                   0.00%       35.85%        52.71%    $152,196      1
------------------------------------------------------------------------------
Total:                     0.00%       35.85%        52.71%    $152,196      1
------------------------------------------------------------------------------


8. State

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
State                   Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
California                   77    $16,884,221       22.34%      55.20%       0.00%      80.00%     744     622           49.38%
Florida                      70      9,814,537       12.98       68.48        0.85       90.00      749     643           26.77
Texas                        37      4,307,000        5.70       77.55        6.45       90.00      744     681           12.98
Hawaii                       17      3,920,815        5.19       68.24        0.00       77.96      748     672           21.86
Illinois                     17      3,764,300        4.98       65.73        0.87       90.00      748     651           38.57
Virginia                     26      3,558,945        4.71       66.32        0.29       86.68      755     619           44.65
North Carolina               33      3,116,728        4.12       74.22        3.01       90.00      752     647           10.95
Oregon                       16      2,807,397        3.71       68.68        0.00       80.00      763     664           14.24
Arizona                      14      2,448,298        3.24       74.05        2.43       90.00      739     685           62.59
South Carolina               22      2,304,590        3.05       69.21        1.38       90.00      737     633            6.02
Massachusetts                10      2,056,741        2.72       72.15        0.00       80.00      693     629           54.62
Maryland                     11      1,917,080        2.54       72.74        1.10       90.00      718     627            7.62
Colorado                     11      1,818,241        2.41       68.87        0.00       80.00      753     709           14.77
Georgia                      14      1,716,042        2.27       72.08        2.16       86.99      738     660           24.76
Nevada                        7      1,506,688        1.99       74.71        0.00       80.00      729     652           50.07
Washington                    9      1,292,464        1.71       70.92        0.00       80.00      769     661           48.26
District of Columbia          5      1,038,214        1.37       54.01        0.00       69.55      745     693           40.60
Rhode Island                  4        879,966        1.16       63.58        0.00       75.00      684     654           75.00
New York                      7        879,434        1.16       71.37        0.00       80.00      710     622           15.99
Idaho                         7        875,792        1.16       68.09        0.00       80.00      737     662           60.85
Other                        83      8,680,735       11.48       73.47        1.44       90.00      735     621           36.40
--------------------------------------------------------------------------------------------------------------------------------
Total:                      497    $75,588,229      100.00%      67.04%       1.02%      90.00%     742     619           34.52%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
State                  Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
California                 0.00%       47.07%        59.58%    $219,392      1
Florida                    0.00        40.16         45.10      140,315      1
Texas                      0.00         9.10         71.96      116,480      1
Hawaii                     0.00        22.64          5.55      230,703      0
Illinois                   0.00        49.04         29.00      221,622      1
Virginia                   0.00        49.00         56.11      136,977      1
North Carolina             0.00        11.38         85.93       94,654      1
Oregon                     0.00         8.37         47.31      175,597      1
Arizona                    0.00        36.65         62.15      174,992      0
South Carolina             0.00        10.29         77.55      104,829      1
Massachusetts              0.00        31.58         24.92      205,776      1
Maryland                   0.00        79.27         56.76      174,393      1
Colorado                   0.00        78.60         78.32      165,423      1
Georgia                    0.00        15.52         89.12      122,639      0
Nevada                     0.00        17.26         49.38      215,404      1
Washington                 0.00         6.60         68.13      143,758      0
District of Columbia       0.00        74.44         39.96      207,694      0
Rhode Island               0.00        72.33         29.25      220,113      1
New York                   0.00        36.39         32.74      125,740      1
Idaho                      0.00         8.56         80.46      125,214      1
Other                      0.00        29.94         43.71      104,656      1
------------------------------------------------------------------------------
Total:                     0.00%       35.85%        52.71%    $152,196      1
------------------------------------------------------------------------------


9. County Distribution

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
County Distribution     Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES ,CA              21     $4,965,526        6.57%      55.19%       0.00%      80.00%     738     639           70.64%
HONOLULU ,HI                 14      2,823,817        3.74       66.31        0.00       77.96      750     681           13.53
COOK ,IL                      7      2,173,784        2.88       64.29        0.00       74.99      746     651           14.25
ORANGE ,CA                    6      1,649,540        2.18       59.89        0.00       80.00      752     689            6.30
HILLSBOROUGH ,FL              9      1,480,477        1.96       76.99        1.86       81.96      764     723            0.00
BROWARD ,FL                  10      1,451,117        1.92       71.45        0.00       80.00      753     697           34.43
TRAVIS ,TX                    9      1,403,051        1.86       74.75        6.45       90.00      741     681            0.00
DADE ,FL                      8      1,278,363        1.69       62.86        0.00       80.00      706     643           19.25
RIVERSIDE ,CA                 8      1,248,785        1.65       48.39        0.00       67.72      732     647           49.44
MIDDLESEX ,MA                 4      1,061,176        1.40       75.58        0.00       80.00      734     642           50.32
Other                       401     56,052,593       74.16       68.22        1.17       90.00      742     619           35.48
--------------------------------------------------------------------------------------------------------------------------------
Total:                      497    $75,588,229      100.00%      67.04%       1.02%      90.00%     742     619           34.52%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
County Distribution    Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
LOS ANGELES ,CA            0.00%       63.67%        40.46%    $236,599      1
HONOLULU ,HI               0.00        31.43          7.70      201,764      0
COOK ,IL                   0.00        50.14         14.25      310,829      1
ORANGE ,CA                 0.00        19.04         49.26      275,000      0
HILLSBOROUGH ,FL           0.00        60.26         81.98      164,574      0
BROWARD ,FL                0.00        45.14         18.37      145,270      1
TRAVIS ,TX                 0.00         3.56         58.74      156,007      1
DADE ,FL                   0.00        44.59          0.00      159,887      1
RIVERSIDE ,CA              0.00        59.40         51.81      156,162      0
MIDDLESEX ,MA              0.00        32.98         17.34      265,375      0
Other                      0.00        32.80         59.52      139,887      1
------------------------------------------------------------------------------
Total:                     0.00%       35.85%        52.71%    $152,196      1
------------------------------------------------------------------------------


10. Original LTV

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Original LTV            Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                 1       $100,000        0.13%      12.44%       0.00%      12.44%     721     721          100.00%
15.01 - 20.00                 7        760,909        1.01       17.92        0.00       19.73      761     721           46.59
20.01 - 25.00                 6        491,538        0.65       21.86        0.00       24.04      744     686           46.63
25.01 - 30.00                 9      1,061,617        1.40       26.73        0.00       29.85      769     732           60.20
30.01 - 35.00                10      1,685,563        2.23       33.19        0.00       34.97      751     689            9.19
35.01 - 40.00                12      1,618,216        2.14       36.51        0.00       38.35      742     639           72.06
40.01 - 45.00                16      2,548,137        3.37       42.33        0.00       44.84      744     642           40.82
45.01 - 50.00                18      2,801,762        3.71       48.82        0.00       50.00      745     672           38.58
50.01 - 55.00                29      4,802,290        6.35       52.64        0.00       54.66      739     643           23.44
55.01 - 60.00                24      3,564,177        4.72       57.80        0.00       60.00      748     644           65.56
60.01 - 65.00                33      5,017,100        6.64       62.58        0.00       65.00      732     619           22.14
65.01 - 70.00                83     12,528,154       16.57       68.34        0.00       70.00      738     622           39.05
70.01 - 75.00                83     14,808,581       19.59       74.12        0.00       75.00      744     629           34.19
75.01 - 80.00               138     20,594,754       27.25       79.68        0.00       80.00      742     622           28.38
80.01 - 85.00                 1        229,287        0.30       81.96       12.00       81.96      768     768            0.00
85.01 - 90.00                27      2,976,141        3.94       89.78       25.00       90.00      745     621           31.97
--------------------------------------------------------------------------------------------------------------------------------
Total:                      497    $75,588,229      100.00%      67.04%       1.02%      90.00%     742     619           34.52%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Original LTV           Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
10.01 - 15.00              0.00%        0.00%       100.00%    $100,000      0
15.01 - 20.00              0.00        28.60         69.72      108,740      0
20.01 - 25.00              0.00        59.32         73.72       81,950      0
25.01 - 30.00              0.00        46.79         42.77      118,040      1
30.01 - 35.00              0.00        51.88         59.94      168,601      0
35.01 - 40.00              0.00        39.58         63.57      134,875      0
40.01 - 45.00              0.00        51.72         74.36      159,419      1
45.01 - 50.00              0.00        49.53         69.83      155,747      1
50.01 - 55.00              0.00        55.29         35.04      165,731      1
55.01 - 60.00              0.00        38.82         44.25      148,574      0
60.01 - 65.00              0.00        60.06         58.64      152,115      1
65.01 - 70.00              0.00        64.99         63.53      151,025      1
70.01 - 75.00              0.00        31.87         40.86      178,542      1
75.01 - 80.00              0.00         7.84         47.03      149,376      1
80.01 - 85.00              0.00       100.00        100.00      229,500      1
85.01 - 90.00              0.00         3.78         79.96      110,311      1
------------------------------------------------------------------------------
Total:                     0.00%       35.85%        52.71%    $152,196      1
------------------------------------------------------------------------------
W.A.: 67.04%
Lowest: 12.44%
Highest: 90.00%


11. Original Term

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Original Term           Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
235 - 240                     2       $276,980        0.37%      56.63%       0.00%      80.00%     750     737            0.00%
295 - 300                     4        374,355        0.50       68.92        0.00       80.00      773     720           44.66
355 - 360                   491     74,936,894       99.14       67.06        1.03       90.00      742     619           34.59
--------------------------------------------------------------------------------------------------------------------------------
Total:                      497    $75,588,229      100.00%      67.04%       1.02%      90.00%     742     619           34.52%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Original Term          Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
235 - 240                  0.00%       79.42%         0.00%    $138,500      0
295 - 300                  0.00        40.38         55.34       93,675      1
355 - 360                  0.00        35.66         52.89      152,729      1
------------------------------------------------------------------------------
Total:                     0.00%       35.85%        52.71%    $152,196      1
------------------------------------------------------------------------------
W.A.: 359.3 months
Lowest: 240 months
Highest: 360 months


Banc of America Securities LLC
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com.The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                            Global Structured Finance

                                   BoAAlt 06-1
                                     Group 2


1. Original Balance

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Original Balance        Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
1 - 100,000                 117     $9,134,879        8.15%      77.54%       2.17%     100.00%     737     628           62.82%
100,001 - 200,000           309     44,052,124       39.29       77.43        1.62      100.00      734     633           53.85
200,001 - 300,000           146     36,097,412       32.19       73.95        2.14       95.00      733     615           29.32
300,001 - 400,000            49     16,994,315       15.16       70.91        0.85       91.14      734     658           16.22
400,001 - 500,000            11      4,660,365        4.16       68.07        0.00       80.00      711     669            8.75
500,001 - 600,000             1        511,000        0.46       66.36        0.00       66.36      713     713            0.00
600,001 - 700,000             1        674,344        0.60       75.00        0.00       75.00      769     769            0.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                      634   $112,124,438      100.00%      74.88%       1.63%     100.00%     733     615           38.54%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Original Balance       Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
1 - 100,000               92.07%        9.30%        87.00%     $78,132      1
100,001 - 200,000         94.61        10.39         86.93      142,674      1
200,001 - 300,000         95.24        26.11         73.02      247,402      1
300,001 - 400,000         96.11        33.44         60.91      347,097      1
400,001 - 500,000        100.00        44.36         44.21      423,827      0
500,001 - 600,000        100.00         0.00          0.00      511,000      0
600,001 - 700,000        100.00       100.00          0.00      675,000      1
------------------------------------------------------------------------------
Total:                    95.11%       20.76%        75.82%    $176,978      1
------------------------------------------------------------------------------
Average: $176,978.34
Lowest: $36,860.00
Highest: $675,000.00


2. Coupon

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Coupon                  Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                 6     $1,266,950        1.13%      72.50%       2.07%      91.90%     717     633           17.03%
5.501 - 6.000               129     24,494,270       21.85       72.72        0.74       90.00      734     615           33.33
6.001 - 6.500               499     86,363,218       77.02       75.52        1.88      100.00      733     628           40.33
--------------------------------------------------------------------------------------------------------------------------------
Total:                      634   $112,124,438      100.00%      74.88%       1.63%     100.00%     733     615           38.54%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Coupon                 Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
5.001 - 5.500            100.00%       13.32%        63.06%    $211,730      2
5.501 - 6.000             95.01        28.51         72.19      190,108      1
6.001 - 6.500             95.07        18.67         77.04      173,166      1
------------------------------------------------------------------------------
Total:                    95.11%       20.76%        75.82%    $176,978      1
------------------------------------------------------------------------------
W.A.: 6.244
Lowest: 5.125
Highest: 6.500


3. Credit Score

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Credit Score            Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
800 - 849                    25     $3,954,965        3.53%      66.60%       0.00%      80.00%     807     800           34.06%
750 - 799                   236     40,539,790       36.16       75.16        0.92      100.00      770     750           38.81
700 - 749                   225     41,960,722       37.42       74.86        2.10      100.00      722     700           36.44
650 - 699                   139     24,068,644       21.47       76.09        1.97       97.00      681     651           41.92
600 - 649                     6        922,744        0.82       79.05       11.06       97.00      632     615            7.93
N/A                           3        677,573        0.60       58.71        0.00       80.00        0       0          100.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                      634   $112,124,438      100.00%      74.88%       1.63%     100.00%     733     615           38.54%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Credit Score           Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
800 - 849                 94.16%       30.38%        63.98%    $158,282      1
750 - 799                 94.27        17.40         79.91      171,892      1
700 - 749                 96.04        23.06         71.99      186,642      1
650 - 699                 97.34        19.90         79.55      173,264      1
600 - 649                 94.99        31.29         68.71      154,056      1
N/A                       14.99        39.07         14.99      226,033      1
------------------------------------------------------------------------------
Total:                    95.11%       20.76%        75.82%    $176,978      1
------------------------------------------------------------------------------
W.A.: 733
Lowest: 615
Highest: 836


4. Index

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Index                   Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
FIX                         634   $112,124,438      100.00%      74.88%       1.63%     100.00%     733     615           38.54%
--------------------------------------------------------------------------------------------------------------------------------
Total:                      634   $112,124,438      100.00%      74.88%       1.63%     100.00%     733     615           38.54%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Index                  Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
FIX                       95.11%       20.76%        75.82%    $176,978      1
------------------------------------------------------------------------------
Total:                    95.11%       20.76%        75.82%    $176,978      1
------------------------------------------------------------------------------


5. Loan Purpose

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Loan Purpose            Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
Purchase                    492    $79,326,428       70.75%      79.58%       2.01%     100.00%     735     615           52.24%
Refinance-Cashout           100     23,275,302       20.76       61.27        0.29       83.17      732     636            1.98
Refinance-Rate/Term          35      7,934,515        7.08       67.18        0.99       91.90      723     633           16.52
Cons/Perm                     7      1,588,193        1.42       77.77        5.61       85.00      717     692            0.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                      634   $112,124,438      100.00%      74.88%       1.63%     100.00%     733     615           38.54%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Loan Purpose           Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
Purchase                  94.09%        0.00%        85.80%    $161,349      1
Refinance-Cashout         96.62       100.00         47.25      232,865      0
Refinance-Rate/Term      100.00         0.00         55.04      226,961      0
Cons/Perm                100.00         0.00        100.00      227,191      1
------------------------------------------------------------------------------
Total:                    95.11%       20.76%        75.82%    $176,978      1
------------------------------------------------------------------------------


6. Property Type

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Property Type           Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
SFR                         391    $63,035,897       56.22%      76.72%       1.78%     100.00%     732     628           44.21%
PUD Detached                 98     18,112,808       16.15       79.08        2.13       95.00      731     633           43.14
2-Family                     62     16,181,522       14.43       63.14        0.82       91.14      732     636            0.00
Condo                        44      7,502,165        6.69       76.96        1.62       90.11      739     664           59.52
PUD Attached                 24      3,863,466        3.45       79.68        1.77       90.00      744     615           57.72
Townhouse                     9      1,557,262        1.39       75.87        0.00       80.00      702     664           53.52
4-Family                      2      1,013,006        0.90       73.29        0.00       75.00      746     701            0.00
3-Family                      4        858,312        0.77       32.12        0.00       36.88      769     727            0.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                      634   $112,124,438      100.00%      74.88%       1.63%     100.00%     733     615           38.54%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Property Type          Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
SFR                       95.63%       15.87%       100.00%    $161,330      1
PUD Detached              92.92         4.88        100.00      184,951      1
2-Family                 100.00        57.19          0.00      261,156      0
Condo                     85.49        10.35          0.00      170,600      1
PUD Attached              94.29         2.85        100.00      161,071      1
Townhouse                 91.68        24.08          0.00      173,611      0
4-Family                 100.00       100.00          0.00      507,000      1
3-Family                 100.00       100.00          0.00      214,676      0
------------------------------------------------------------------------------
Total:                    95.11%       20.76%        75.82%    $176,978      1
------------------------------------------------------------------------------


7. Occupancy Status

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Occupancy Status        Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
Primary                     597   $106,646,849       95.11%      74.85%       1.52%     100.00%     733     615           38.53%
Secondary                    37      5,477,590        4.89       75.50        3.87       95.00      741     628           38.58
--------------------------------------------------------------------------------------------------------------------------------
Total:                      634   $112,124,438      100.00%      74.88%       1.63%     100.00%     733     615           38.54%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Occupancy Status       Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
Primary                  100.00%       21.09%        75.72%    $178,758      1
Secondary                  0.00        14.37         77.76      148,269      1
------------------------------------------------------------------------------
Total:                    95.11%       20.76%        75.82%    $176,978      1
------------------------------------------------------------------------------


8. State

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
State                   Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
California                   59    $16,300,830       14.54%      57.83%       0.19%      82.16%     738     636           10.72%
Texas                        99     13,907,669       12.40       79.68        1.44       97.00      738     647           44.56
Florida                      49      9,427,121        8.41       75.49        5.30       97.00      738     664           35.99
South Carolina               52      7,573,679        6.75       79.45        0.59       91.90      721     633           77.32
North Carolina               48      7,019,534        6.26       79.09        2.07       91.71      729     666           54.72
New York                     26      6,097,527        5.44       67.64        1.68       97.00      726     628           10.06
Georgia                      34      5,784,223        5.16       79.65        1.75       95.00      738     662           66.52
Massachusetts                17      3,923,026        3.50       74.74        0.00       80.00      729     666            3.84
Illinois                     18      3,462,559        3.09       76.68        0.00       80.00      737     669           44.08
New Jersey                   12      3,108,789        2.77       74.07        0.00       80.00      713     615           13.46
Maryland                     14      3,076,588        2.74       79.31        0.00       80.00      727     664           66.96
Missouri                     22      2,844,052        2.54       80.36        1.49       90.00      746     651           66.15
Tennessee                    22      2,721,603        2.43       79.95        0.00       80.00      730     676           80.93
Virginia                     12      2,527,628        2.25       81.82        6.47      100.00      722     661           22.82
Pennsylvania                 12      2,423,098        2.16       79.49        2.83      100.00      751     673           38.14
Washington                   12      2,372,301        2.12       78.49        1.78       97.00      729     656           25.31
Minnesota                    12      2,075,468        1.85       79.28        2.73      100.00      748     687           30.67
Colorado                      8      1,489,595        1.33       73.54        0.00       80.00      724     656           40.52
Oregon                        7      1,360,770        1.21       79.08        2.94       90.00      744     644           55.91
Oklahoma                     13      1,359,885        1.21       79.67        0.00       80.00      742     693           69.47
Other                        86     13,268,492       11.83       79.00        2.20      100.00      728     653           33.36
--------------------------------------------------------------------------------------------------------------------------------
Total:                      634   $112,124,438      100.00%      74.88%       1.63%     100.00%     733     615           38.54%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
State                  Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
California                97.35%       64.37%        49.08%    $276,443      1
Texas                     97.26         0.00         99.53      140,584      1
Florida                   86.15        17.24         74.30      192,488      1
South Carolina            92.91         1.47         93.00      145,752      1
North Carolina            94.73         4.91         96.02      146,349      1
New York                  95.18        31.32         37.94      234,674      1
Georgia                   92.27         6.80         90.58      170,368      1
Massachusetts            100.00        31.54         48.32      230,882      1
Illinois                  97.01        16.13         60.55      192,475      1
New Jersey               100.00        18.48         55.21      259,417      1
Maryland                 100.00        25.03         79.64      219,886      1
Missouri                 100.00         0.00        100.00      129,344      1
Tennessee                100.00         0.00        100.00      123,789      1
Virginia                 100.00         0.00         76.15      210,807      1
Pennsylvania             100.00        27.83         59.59      202,071      1
Washington               100.00         3.59         64.91      198,085      0
Minnesota                 80.92        21.22         88.87      173,076      1
Colorado                 100.00        35.35         66.55      186,277      0
Oregon                    85.61        46.71         87.97      194,468      0
Oklahoma                  95.98         6.39        100.00      104,683      1
Other                     92.76        21.16         81.42      154,370      1
------------------------------------------------------------------------------
Total:                    95.11%       20.76%        75.82%    $176,978      1
------------------------------------------------------------------------------


9. County Distribution

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
County Distribution     Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES ,CA              26     $7,399,650        6.60%      56.20%       0.00%      80.00%     739     636            3.61%
HARRIS ,TX                   18      2,360,300        2.11       80.28        2.69       95.00      737     682           47.41
QUEENS ,NY                    7      2,305,807        2.06       59.02        0.00       72.39      721     668            0.00
RICHLAND ,SC                 11      1,486,436        1.33       76.75        1.27       85.00      708     663           72.55
TARRANT ,TX                  11      1,407,317        1.26       81.25        3.13       90.00      741     673           42.31
RIVERSIDE ,CA                 5      1,350,464        1.20       75.60        2.26       82.16      741     692           20.52
PINELLAS ,FL                  6      1,282,930        1.14       66.06        0.00       80.00      727     681           60.88
PRINCE WILLIAM ,VA            4      1,179,514        1.05       80.00        0.00       80.00      754     705           19.65
ORANGE ,CA                    4      1,170,672        1.04       46.28        0.00       60.88      732     694            0.00
HUDSON ,NJ                    4      1,169,697        1.04       72.22        0.00       80.00      722     709            0.00
Other                       538     91,011,650       81.17       76.98        1.84      100.00      733     615           42.70
--------------------------------------------------------------------------------------------------------------------------------
Total:                      634   $112,124,438      100.00%      74.88%       1.63%     100.00%     733     615           38.54%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
County Distribution    Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
LOS ANGELES ,CA          100.00%       75.35%        30.22%    $284,781      1
HARRIS ,TX               100.00         0.00        100.00      131,196      1
QUEENS ,NY               100.00        35.36          0.00      329,574      1
RICHLAND ,SC             100.00         7.47        100.00      135,185      0
TARRANT ,TX              100.00         0.00        100.00      128,025      1
RIVERSIDE ,CA            100.00        18.84         61.87      270,221      0
PINELLAS ,FL              79.36        59.76         68.77      213,982      1
PRINCE WILLIAM ,VA       100.00         0.00         78.30      295,000      0
ORANGE ,CA               100.00        69.68         78.64      292,933      1
HUDSON ,NJ               100.00        30.75         18.47      292,600      1
Other                     94.27        16.02         81.03      169,292      1
------------------------------------------------------------------------------
Total:                    95.11%       20.76%        75.82%    $176,978      1
------------------------------------------------------------------------------


10. Original LTV

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Original LTV            Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                 4       $746,142        0.67%      13.90%       0.00%      14.83%     752     715            0.00%
15.01 - 20.00                 2        235,362        0.21       17.76        0.00       18.87      809     801            0.00
20.01 - 25.00                 2        335,000        0.30       20.88        0.00       21.37      737     709            0.00
25.01 - 30.00                 3        427,500        0.38       27.58        0.00       28.13      760     675            0.00
30.01 - 35.00                 6      1,192,621        1.06       33.33        0.00       34.67      743     709            0.00
35.01 - 40.00                 9      1,579,359        1.41       37.58        0.00       39.66      736     664           16.76
40.01 - 45.00                 5        976,517        0.87       41.97        0.00       44.82      735     668            0.00
45.01 - 50.00                 5      1,386,608        1.24       47.97        0.00       50.00      753     674            0.00
50.01 - 55.00                15      3,741,524        3.34       52.66        0.00       55.00      738     668            1.74
55.01 - 60.00                11      2,773,921        2.47       57.01        0.00       60.00      715     656            0.00
60.01 - 65.00                10      2,716,562        2.42       62.32        0.00       64.81      735     699            0.00
65.01 - 70.00                26      6,237,242        5.56       68.18        0.00       70.00      729     615            3.14
70.01 - 75.00                22      6,389,213        5.70       73.07        0.00       75.00      720     636            4.87
75.01 - 80.00               469     75,933,069       67.72       79.85        0.00       80.00      735     653           54.92
80.01 - 85.00                 7      1,384,075        1.23       83.89       11.67       85.00      716     670            0.00
85.01 - 90.00                17      3,059,374        2.73       90.00       25.00       90.00      709     644            0.00
90.01 - 95.00                13      2,339,188        2.09       93.11       29.28       95.00      727     628            0.00
95.01 - 100.00                8        671,162        0.60       98.59       32.64      100.00      715     647          100.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                      634   $112,124,438      100.00%      74.88%       1.63%     100.00%     733     615           38.54%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Original LTV           Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
10.01 - 15.00            100.00%       64.25%         0.00%    $186,675      1
15.01 - 20.00            100.00       100.00          0.00      117,750      1
20.01 - 25.00            100.00        37.31        100.00      167,500      0
25.01 - 30.00            100.00       100.00         15.44      142,500      0
30.01 - 35.00            100.00        74.35         21.78      198,915      1
35.01 - 40.00             78.49        81.34         23.29      175,558      0
40.01 - 45.00            100.00        49.32         77.47      195,330      0
45.01 - 50.00            100.00        66.39         72.59      277,322      0
50.01 - 55.00             95.78        76.40         63.87      249,491      0
55.01 - 60.00             94.59        69.53         44.39      252,295      0
60.01 - 65.00            100.00        84.38         46.93      271,905      1
65.01 - 70.00             92.55        35.61         49.97      240,202      1
70.01 - 75.00             87.77        56.46         51.88      290,653      1
75.01 - 80.00             96.29         6.53         84.87      162,017      1
80.01 - 85.00            100.00        40.84         85.48      197,992      1
85.01 - 90.00             88.76         0.00         92.30      180,106      1
90.01 - 95.00             82.03         0.00         75.66      180,095      1
95.01 - 100.00           100.00         0.00        100.00       83,951      1
------------------------------------------------------------------------------
Total:                    95.11%       20.76%        75.82%    $176,978      1
------------------------------------------------------------------------------
W.A.: 74.88%
Lowest: 10.07%
Highest: 100.00%


11. Original Term

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Original Term           Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
235 - 240                    10     $1,981,344        1.77%      64.95%       1.55%      91.90%     720     633            5.32%
295 - 300                     2        560,207        0.50       55.46        0.00       74.77      726     707            0.00
355 - 360                   622    109,582,886       97.73       75.16        1.64      100.00      733     615           39.33
--------------------------------------------------------------------------------------------------------------------------------
Total:                      634   $112,124,438      100.00%      74.88%       1.63%     100.00%     733     615           38.54%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Original Term          Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
235 - 240                100.00%       56.14%        34.36%    $198,466      1
295 - 300                100.00        44.61          0.00      280,295      0
355 - 360                 95.00        20.00         76.96      176,301      1
------------------------------------------------------------------------------
Total:                    95.11%       20.76%        75.82%    $176,978      1
------------------------------------------------------------------------------
W.A.: 357.6 months
Lowest: 240 months
Highest: 360 months


Banc of America Securities LLC
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com.The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                            Global Structured Finance

                                   BoAAlt 06-1
                                     Group 3


1. Original Balance

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Original Balance        Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
1 - 100,000                 361    $23,412,385       23.69%      71.50%       3.62%      90.00%     730     611           19.05%
100,001 - 200,000           272     38,487,290       38.95       72.50        3.65       90.00      732     604           21.47
200,001 - 300,000            78     18,626,996       18.85       68.47        0.50       90.00      730     627           23.48
300,001 - 400,000            35     12,248,742       12.40       71.39        0.61       90.00      727     627           17.87
400,001 - 500,000            13      5,491,000        5.56       67.00        0.00       77.94      727     703            7.59
500,001 - 600,000             1        549,526        0.56       74.83        0.00       74.83      752     752          100.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                      760    $98,815,940      100.00%      71.07%       2.45%      90.00%     730     604           20.50%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Original Balance       Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
1 - 100,000                0.00%       34.59%        71.09%     $64,878      0
100,001 - 200,000          0.00        35.59         58.42      141,562      0
200,001 - 300,000          0.00        41.94         69.47      238,897      0
300,001 - 400,000          0.00        53.13         48.95      350,082      0
400,001 - 500,000          0.00        75.94         83.54      422,385      0
500,001 - 600,000          0.00         0.00          0.00      550,000      1
------------------------------------------------------------------------------
Total:                     0.00%       40.77%        63.40%    $130,071      0
------------------------------------------------------------------------------
Average: $130,070.63
Lowest: $18,800.00
Highest: $550,000.00


2. Coupon

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Coupon                  Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000               656    $85,169,500       86.19%      70.52%       2.54%      90.00%     731     604           20.48%
7.001 - 7.500                98     13,119,133       13.28       74.73        1.97       90.00      722     625           21.40
7.501 - 8.000                 6        527,307        0.53       69.07        0.00       80.00      739     689            0.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                      760    $98,815,940      100.00%      71.07%       2.45%      90.00%     730     604           20.50%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Coupon                 Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
6.501 - 7.000              0.00%       41.42%        62.36%    $129,884      0
7.001 - 7.500              0.00        35.25         69.79      133,901      0
7.501 - 8.000              0.00        72.29         72.29       87,908      0
------------------------------------------------------------------------------
Total:                     0.00%       40.77%        63.40%    $130,071      0
------------------------------------------------------------------------------
W.A.: 6.847
Lowest: 6.625
Highest: 7.875


3. Credit Score

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Credit Score            Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
800 - 849                    36     $4,916,811        4.98%      64.44%       0.91%      90.00%     807     800           24.94%
750 - 799                   268     33,685,074       34.09       70.94        3.49       90.00      773     750           18.92
700 - 749                   239     33,607,830       34.01       72.27        2.90       90.00      722     700           15.12
650 - 699                   164     19,199,123       19.43       69.90        1.17       90.00      680     650           29.50
600 - 649                    47      6,201,636        6.28       73.35        0.00       80.00      637     604           11.36
N/A                           6      1,205,466        1.22       75.19        0.00       80.00        0       0          100.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                      760    $98,815,940      100.00%      71.07%       2.45%      90.00%     730     604           20.50%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Credit Score           Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
800 - 849                  0.00%       13.29%        58.20%    $136,630      0
750 - 799                  0.00        36.19         60.37      125,753      0
700 - 749                  0.00        41.79         68.00      140,660      0
650 - 699                  0.00        47.21         61.14      117,104      0
600 - 649                  0.00        62.46         67.30      132,010      1
N/A                        0.00        37.71         57.26      200,998      1
------------------------------------------------------------------------------
Total:                     0.00%       40.77%        63.40%    $130,071      0
------------------------------------------------------------------------------
W.A.: 730
Lowest: 604
Highest: 817


4. Index

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Index                   Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
FIX                         760    $98,815,940      100.00%      71.07%       2.45%      90.00%     730     604           20.50%
--------------------------------------------------------------------------------------------------------------------------------
Total:                      760    $98,815,940      100.00%      71.07%       2.45%      90.00%     730     604           20.50%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Index                  Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
FIX                        0.00%       40.77%        63.40%    $130,071      0
------------------------------------------------------------------------------
Total:                     0.00%       40.77%        63.40%    $130,071      0
------------------------------------------------------------------------------


5. Loan Purpose

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Loan Purpose            Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
Purchase                    380    $48,035,927       48.61%      79.00%       4.53%      90.00%     738     604           23.09%
Refinance-Cashout           279     40,283,164       40.77       63.39        0.20       85.00      722     611           18.71
Refinance-Rate/Term         101     10,496,849       10.62       64.27        1.55       90.00      727     626           15.48
--------------------------------------------------------------------------------------------------------------------------------
Total:                      760    $98,815,940      100.00%      71.07%       2.45%      90.00%     730     604           20.50%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Loan Purpose           Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
Purchase                   0.00%        0.00%        55.67%    $126,463      0
Refinance-Cashout          0.00       100.00         69.46      144,423      0
Refinance-Rate/Term        0.00         0.00         75.54      103,995      0
------------------------------------------------------------------------------
Total:                     0.00%       40.77%        63.40%    $130,071      0
------------------------------------------------------------------------------


6. Property Type

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Property Type           Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
SFR                         433    $49,844,920       50.44%      70.41%       2.44%      90.00%     727     604           16.58%
Condo                       126     15,674,198       15.86       74.47        2.69       90.00      733     626           26.43
2-Family                     98     13,745,361       13.91       70.93        2.08       90.00      734     623           18.22
PUD Detached                 45      9,790,904        9.91       72.76        2.82       90.00      737     663           15.01
3-Family                     11      3,179,472        3.22       68.50        0.00       80.00      736     670           57.83
PUD Attached                 21      3,016,263        3.05       69.60        3.84       90.00      738     651           17.96
4-Family                     12      2,214,858        2.24       54.77        0.00       75.00      729     684           56.74
Townhouse                    14      1,349,963        1.37       81.18        8.00       90.00      717     633           17.28
--------------------------------------------------------------------------------------------------------------------------------
Total:                      760    $98,815,940      100.00%      71.07%       2.45%      90.00%     730     604           20.50%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Property Type          Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
SFR                        0.00%       43.40%       100.00%    $115,160      0
Condo                      0.00        11.42          0.00      124,447      0
2-Family                   0.00        51.68          0.00      140,313      0
PUD Detached               0.00        50.56        100.00      217,632      0
3-Family                   0.00        49.94          0.00      289,159      0
PUD Attached               0.00        46.33        100.00      143,702      0
4-Family                   0.00        72.03          0.00      184,638      0
Townhouse                  0.00        16.63          0.00       96,470      1
------------------------------------------------------------------------------
Total:                     0.00%       40.77%        63.40%    $130,071      0
------------------------------------------------------------------------------


7. Occupancy Status

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Occupancy Status        Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
Investor                    734    $94,125,288       95.25%      70.80%       2.52%      90.00%     731     604           18.29%
Secondary                    26      4,690,652        4.75       76.55        1.06       90.00      714     663           64.71
--------------------------------------------------------------------------------------------------------------------------------
Total:                      760    $98,815,940      100.00%      71.07%       2.45%      90.00%     730     604           20.50%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Occupancy Status       Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
Investor                   0.00%       42.03%        64.25%    $128,286      0
Secondary                  0.00        15.42         46.36      180,452      0
------------------------------------------------------------------------------
Total:                     0.00%       40.77%        63.40%    $130,071      0
------------------------------------------------------------------------------


8. State

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
State                   Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
Florida                     149    $20,875,142       21.13%      75.65%       2.68%      90.00%     723     604           19.68%
California                   86     16,826,098       17.03       54.87        0.16       90.00      738     626           22.07
Arizona                      40      7,658,797        7.75       66.02        0.00       80.00      732     625           13.75
Texas                        49      4,212,835        4.26       77.93        5.37       90.00      727     638           22.93
Maryland                     33      3,919,404        3.97       74.50        1.21       90.00      722     633            9.74
Georgia                      34      3,220,934        3.26       79.52        4.76       90.00      714     622           31.40
North Carolina               36      3,192,616        3.23       78.28        6.84       90.00      730     626           25.69
Illinois                     23      3,046,995        3.08       70.77        0.97       90.00      741     638           45.47
South Carolina               32      2,848,668        2.88       80.00        7.61       90.00      730     633            9.29
Washington                   18      2,659,897        2.69       71.96        1.82       90.00      739     672           20.16
Missouri                     33      2,584,789        2.62       76.81        3.65       90.00      714     633           23.56
Virginia                     19      2,444,057        2.47       76.89       10.96       90.00      734     611           22.09
Massachusetts                 9      2,408,678        2.44       68.23        1.79       90.00      729     670           52.51
New York                     15      2,363,484        2.39       74.13        2.82       90.00      711     627           28.29
New Jersey                    9      2,126,664        2.15       78.67        0.00       80.00      738     627           29.36
Kansas                       18      1,674,207        1.69       80.37        3.27       90.00      682     649            0.00
Wisconsin                    17      1,600,755        1.62       73.36        0.98       90.00      727     684           18.77
Pennsylvania                 16      1,449,396        1.47       73.43        2.26       90.00      738     628            7.45
Nevada                        7      1,246,140        1.26       79.57        3.34       90.00      741     668            0.00
Vermont                       5      1,126,369        1.14       72.30        0.00       80.00      720     647            0.00
Other                       112     11,330,014       11.47       72.50        2.44       90.00      745     624           16.74
--------------------------------------------------------------------------------------------------------------------------------
Total:                      760    $98,815,940      100.00%      71.07%       2.45%      90.00%     730     604           20.50%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
State                  Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
Florida                    0.00%       27.16%        59.16%    $140,154      0
California                 0.00        56.47         63.75      195,717      0
Arizona                    0.00        71.36         88.35      191,501      0
Texas                      0.00        31.43         88.78       86,008      0
Maryland                   0.00        55.75         78.19      118,822      0
Georgia                    0.00        15.20         80.84       94,773      0
North Carolina             0.00        22.37         65.66       88,715      0
Illinois                   0.00        29.15         44.50      132,532      0
South Carolina             0.00        13.01         55.90       89,056      0
Washington                 0.00        28.63         85.36      147,826      0
Missouri                   0.00        42.14         86.30       78,351      0
Virginia                   0.00        37.57         51.45      128,668      0
Massachusetts              0.00        40.79         23.36      267,700      0
New York                   0.00        38.87         40.29      157,623      0
New Jersey                 0.00        30.24          6.77      236,443      1
Kansas                     0.00        77.22         41.52       93,078      1
Wisconsin                  0.00        71.45         38.11       94,174      0
Pennsylvania               0.00        54.03         68.94       90,623      0
Nevada                     0.00         0.00         51.72      178,479      1
Vermont                    0.00        62.98         67.55      225,300      0
Other                      0.00        39.13         63.80      101,201      0
------------------------------------------------------------------------------
Total:                     0.00%       40.77%        63.40%    $130,071      0
------------------------------------------------------------------------------


9. County Distribution

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
County Distribution     Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
MOHAVE ,AZ                   10     $4,170,000        4.22%      64.02%       0.00%      67.80%     720     713            0.00%
LOS ANGELES ,CA              18      3,473,976        3.52       51.93        0.00       80.00      721     645           41.57
DADE ,FL                     19      3,324,609        3.36       77.68        5.34       90.00      731     625           10.26
MARICOPA ,AZ                 21      2,496,677        2.53       70.19        0.00       80.00      744     625           42.19
SAN DIEGO ,CA                10      2,036,864        2.06       52.15        0.00       79.82      746     684           41.09
BROWARD ,FL                  15      1,823,162        1.85       74.52        0.00       80.00      717     663           37.25
COOK ,IL                     11      1,812,975        1.83       67.11        0.00       80.00      744     650           56.08
HUDSON ,NJ                    5      1,669,227        1.69       79.92        0.00       80.00      759     730           37.41
MIDDLESEX ,MA                 5      1,622,026        1.64       68.87        0.00       80.00      743     692           42.66
ORANGE ,FL                    9      1,579,688        1.60       72.21        0.00       80.00      704     628           29.04
Other                       637     74,806,735       75.70       72.44        3.00       90.00      730     604           17.52
--------------------------------------------------------------------------------------------------------------------------------
Total:                      760    $98,815,940      100.00%      71.07%       2.45%      90.00%     730     604           20.50%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
County Distribution    Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
MOHAVE ,AZ                 0.00%      100.00%       100.00%    $417,000      0
LOS ANGELES ,CA            0.00        55.77         43.51      193,048      0
DADE ,FL                   0.00        19.73         34.45      175,049      0
MARICOPA ,AZ               0.00        39.88         82.08      118,938      0
SAN DIEGO ,CA              0.00        60.39         64.49      203,704      0
BROWARD ,FL                0.00        15.48         19.10      121,582      0
COOK ,IL                   0.00        45.68         15.00      164,903      1
HUDSON ,NJ                 0.00        22.67          0.00      334,078      1
MIDDLESEX ,MA              0.00        27.90         10.85      324,500      0
ORANGE ,FL                 0.00        26.62         80.65      175,630      1
Other                      0.00        38.68         67.36      117,483      0
------------------------------------------------------------------------------
Total:                     0.00%       40.77%        63.40%    $130,071      0
------------------------------------------------------------------------------


10. Original LTV

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Original LTV            Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                  2       $161,238        0.16%       8.19%       0.00%       8.27%     780     776           63.11%
10.01 - 15.00                 4        291,096        0.29       13.24        0.00       14.37      712     663           30.33
15.01 - 20.00                 6        502,952        0.51       18.87        0.00       20.00      776     710            0.00
20.01 - 25.00                 7        614,984        0.62       23.44        0.00       24.36      724     641           66.26
25.01 - 30.00                 9      1,040,244        1.05       27.73        0.00       30.00      735     664           66.67
30.01 - 35.00                 8      1,125,144        1.14       32.68        0.00       34.48      765     646           14.21
35.01 - 40.00                14      1,682,719        1.70       37.62        0.00       40.00      727     630           23.57
40.01 - 45.00                22      3,459,207        3.50       42.66        0.00       44.99      743     657           20.04
45.01 - 50.00                20      2,448,388        2.48       48.24        0.00       50.00      755     675           19.14
50.01 - 55.00                15      1,632,740        1.65       53.08        0.00       55.00      737     628           26.12
55.01 - 60.00                27      5,607,682        5.67       58.02        0.00       60.00      735     626           15.11
60.01 - 65.00                38      5,772,983        5.84       62.70        0.00       65.00      722     633            9.37
65.01 - 70.00                99     13,703,119       13.87       68.74        0.00       70.00      716     611           23.28
70.01 - 75.00                77     10,478,392       10.60       74.02        0.00       75.00      742     639           19.52
75.01 - 80.00               307     39,824,854       40.30       79.75        0.00       80.00      725     604           19.09
80.01 - 85.00                13      1,420,318        1.44       83.13       11.12       85.00      726     682           22.03
85.01 - 90.00                92      9,049,879        9.16       89.89       25.00       90.00      746     659           25.15
--------------------------------------------------------------------------------------------------------------------------------
Total:                      760    $98,815,940      100.00%      71.07%       2.45%      90.00%     730     604           20.50%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Original LTV           Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
5.01 - 10.00               0.00%       36.89%        36.89%     $80,619      0
10.01 - 15.00              0.00        42.94         87.72       72,802      0
15.01 - 20.00              0.00        61.87         82.12       83,867      1
20.01 - 25.00              0.00        65.97         45.78       87,880      0
25.01 - 30.00              0.00        81.71         65.33      115,627      0
30.01 - 35.00              0.00        52.38         66.67      140,713      1
35.01 - 40.00              0.00        64.19         71.70      120,237      0
40.01 - 45.00              0.00        64.27         55.27      157,290      0
45.01 - 50.00              0.00        75.27         64.97      122,448      0
50.01 - 55.00              0.00        71.82         76.83      108,888      0
55.01 - 60.00              0.00        81.82         72.11      207,737      0
60.01 - 65.00              0.00        70.63         63.46      151,936      0
65.01 - 70.00              0.00        89.26         67.18      138,466      0
70.01 - 75.00              0.00        29.36         62.11      136,172      0
75.01 - 80.00              0.00        17.50         59.30      129,773      0
80.01 - 85.00              0.00        47.85        100.00      109,286      0
85.01 - 90.00              0.00         0.00         63.99       98,411      1
------------------------------------------------------------------------------
Total:                     0.00%       40.77%        63.40%    $130,071      0
------------------------------------------------------------------------------
W.A.: 71.07%
Lowest: 8.06%
Highest: 90.00%


11. Original Term

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Original Term           Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
235 - 240                     2       $231,205        0.23%      59.24%       0.00%      75.00%     763     750            0.00%
241 - 288                     2        149,603        0.15       33.97        0.00       41.59      790     776            0.00
295 - 300                     9        748,112        0.76       62.99        2.56       90.00      751     688           35.50
355 - 360                   747     97,687,019       98.86       71.22        2.46       90.00      730     604           20.46
--------------------------------------------------------------------------------------------------------------------------------
Total:                      760    $98,815,940      100.00%      71.07%       2.45%      90.00%     730     604           20.50%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Original Term          Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
235 - 240                  0.00%       57.83%         0.00%    $115,603      0
241 - 288                  0.00         0.00        100.00       74,912      1
295 - 300                  0.00        54.90         89.36       83,173      0
355 - 360                  0.00        40.68         63.30      130,822      0
------------------------------------------------------------------------------
Total:                     0.00%       40.77%        63.40%    $130,071      0
------------------------------------------------------------------------------
W.A.: 359.1 months
Lowest: 240 months
Highest: 360 months


Banc of America Securities LLC
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com.The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                            Global Structured Finance

                                   BoAAlt 06-1
                                     Group 4


1. Original Balance

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Original Balance        Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
1 - 100,000                  95     $7,133,346       11.67%      77.87%       1.87%     103.00%     726     643           60.95%
100,001 - 200,000           166     23,694,934       38.75       78.42        1.53      100.00      733     627           61.22
200,001 - 300,000            69     17,158,276       28.06       74.37        2.63      102.18      722     643           31.51
300,001 - 400,000            35     12,344,203       20.19       72.11        1.45       90.00      730     646           30.74
400,001 - 500,000             2        815,855        1.33       80.00        0.00       80.00      716     690           50.99
--------------------------------------------------------------------------------------------------------------------------------
Total:                      367    $61,146,615      100.00%      75.96%       1.84%     103.00%     728     627           46.56%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Original Balance       Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
1 - 100,000               92.43%        9.32%        90.35%     $75,126      1
100,001 - 200,000         93.95        13.39         85.42      142,793      0
200,001 - 300,000         91.53        38.50         81.26      248,769      0
300,001 - 400,000         93.84        31.27         86.04      352,857      0
400,001 - 500,000        100.00         0.00        100.00      408,100      0
------------------------------------------------------------------------------
Total:                    93.15%       23.39%        85.15%    $166,681      0
------------------------------------------------------------------------------
Average: $166,680.84
Lowest: $28,000.00
Highest: $416,000.00


2. Coupon

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Coupon                  Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000               331    $54,934,960       89.84%      75.49%       1.27%     103.00%     729     628           48.64%
7.001 - 7.500                32      5,033,613        8.23       78.59        4.58       97.00      721     627           34.79
7.501 - 8.000                 4      1,178,042        1.93       86.77       16.94       90.00      704     649            0.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                      367    $61,146,615      100.00%      75.96%       1.84%     103.00%     728     627           46.56%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Coupon                 Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
6.501 - 7.000             92.38%       23.55%        86.24%    $166,040      0
7.001 - 7.500            100.00        27.14         69.76      157,330      0
7.501 - 8.000            100.00         0.00        100.00      294,553      0
------------------------------------------------------------------------------
Total:                    93.15%       23.39%        85.15%    $166,681      0
------------------------------------------------------------------------------
W.A.: 6.836
Lowest: 6.625
Highest: 7.875


3. Credit Score

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Credit Score            Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
800 - 849                    22     $3,612,694        5.91%      80.93%       3.58%     102.18%     807     801           57.48%
750 - 799                    99     16,611,953       27.17       76.44        0.65       94.15      770     750           53.31
700 - 749                   143     22,659,892       37.06       74.53        1.44      103.00      723     700           45.27
650 - 699                    92     16,389,664       26.80       76.29        2.24       97.00      683     657           41.96
600 - 649                     8      1,512,017        2.47       77.26       12.98       97.00      642     627            2.89
N/A                           3        360,394        0.59       73.64        0.00       80.00        0       0          100.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                      367    $61,146,615      100.00%      75.96%       1.84%     103.00%     728     627           46.56%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Credit Score           Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
800 - 849                 93.69%        1.71%        70.95%    $164,343      1
750 - 799                 94.07        15.98         85.65      167,858      0
700 - 749                 94.28        24.47         86.06      158,524      0
650 - 699                 91.96        34.27         88.09      178,218      0
600 - 649                100.00        28.08         73.36      189,056      0
N/A                        0.00         0.00         62.61      120,328      1
------------------------------------------------------------------------------
Total:                    93.15%       23.39%        85.15%    $166,681      0
------------------------------------------------------------------------------
W.A.: 728
Lowest: 627
Highest: 830


4. Index

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Index                   Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
FIX                         367    $61,146,615      100.00%      75.96%       1.84%     103.00%     728     627           46.56%
--------------------------------------------------------------------------------------------------------------------------------
Total:                      367    $61,146,615      100.00%      75.96%       1.84%     103.00%     728     627           46.56%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Index                  Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
FIX                       93.15%       23.39%        85.15%    $166,681      0
------------------------------------------------------------------------------
Total:                    93.15%       23.39%        85.15%    $166,681      0
------------------------------------------------------------------------------


5. Loan Purpose

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Loan Purpose            Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
Purchase                    282    $41,849,408       68.44%      79.76%       2.29%     103.00%     736     627           66.96%
Refinance-Cashout            64     14,303,629       23.39       68.16        0.00       80.00      714     643            0.00
Refinance-Rate/Term          18      4,255,721        6.96       64.21        3.50       94.15      704     646           10.53
Cons/Perm                     3        737,857        1.21       79.66        2.66       85.00      728     692            0.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                      367    $61,146,615      100.00%      75.96%       1.84%     103.00%     728     627           46.56%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Loan Purpose           Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
Purchase                  91.67%        0.00%        85.81%    $148,465      0
Refinance-Cashout         95.09       100.00         83.67      223,586      0
Refinance-Rate/Term      100.00         0.00         80.99      236,482      0
Cons/Perm                100.00         0.00        100.00      246,161      1
------------------------------------------------------------------------------
Total:                    93.15%       23.39%        85.15%    $166,681      0
------------------------------------------------------------------------------


6. Property Type

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Property Type           Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
SFR                         266    $42,281,666       69.15%      75.53%       2.14%     103.00%     729     628           45.22%
PUD Detached                 38      7,576,417       12.39       78.52        1.58       86.79      720     657           44.27
Condo                        38      5,722,286        9.36       79.53        1.83      102.18      740     627           63.42
PUD Attached                 10      2,207,321        3.61       74.82        0.00       80.00      719     673           89.87
2-Family                      9      2,058,047        3.37       70.92        0.00       80.00      707     643            0.00
3-Family                      2        617,285        1.01       64.29        0.00       75.00      751     724            0.00
Townhouse                     3        383,839        0.63       80.00        0.00       80.00      732     673          100.00
4-Family                      1        299,754        0.49       66.67        0.00       66.67      769     769            0.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                      367    $61,146,615      100.00%      75.96%       1.84%     103.00%     728     627           46.56%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Property Type          Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
SFR                       95.48%       24.00%       100.00%    $159,015      0
PUD Detached              91.26        22.67        100.00      199,499      0
Condo                     78.77         5.40          0.00      150,646      0
PUD Attached              81.88         4.60        100.00      220,818      0
2-Family                 100.00        83.90          0.00      228,739      0
3-Family                 100.00         0.00          0.00      308,750      0
Townhouse                100.00         0.00          0.00      127,973      0
4-Family                 100.00       100.00          0.00      300,000      1
------------------------------------------------------------------------------
Total:                    93.15%       23.39%        85.15%    $166,681      0
------------------------------------------------------------------------------


7. Occupancy Status

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Occupancy Status        Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
Primary                     341    $56,959,282       93.15%      76.20%       1.98%     103.00%     728     627           45.72%
Secondary                    26      4,187,333        6.85       72.80        0.00       80.00      730     662           57.96
--------------------------------------------------------------------------------------------------------------------------------
Total:                      367    $61,146,615      100.00%      75.96%       1.84%     103.00%     728     627           46.56%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Occupancy Status       Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
Primary                  100.00%       23.88%        86.19%    $167,103      0
Secondary                  0.00        16.79         70.99      161,147      1
------------------------------------------------------------------------------
Total:                    93.15%       23.39%        85.15%    $166,681      0
------------------------------------------------------------------------------


8. State

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
State                   Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
Florida                      59    $10,619,392       17.37%      79.27%       2.51%     102.18%     733     627           60.15%
California                   26      6,483,085       10.60       69.47        0.00       80.00      742     680           29.96
Texas                        40      4,983,969        8.15       77.76        0.65       90.00      738     660           69.21
Maryland                     20      3,855,010        6.30       72.47        0.00       80.00      722     662           56.87
Illinois                     16      3,337,343        5.46       73.94        4.14       90.00      721     683           18.91
New York                     10      2,379,079        3.89       72.32        1.71       90.00      719     665           20.13
Nevada                        8      2,272,971        3.72       76.07        4.40       86.79      701     646           13.64
Virginia                     12      2,108,390        3.45       77.55        0.94       90.00      743     658           59.67
Massachusetts                 9      2,036,606        3.33       67.97        0.00       80.00      709     643           21.39
Missouri                     15      1,922,172        3.14       81.14        3.84       94.46      723     642           63.17
Georgia                      15      1,908,925        3.12       81.06        2.97       90.00      743     669           65.04
North Carolina               15      1,852,293        3.03       74.02        0.00       80.00      721     646           57.24
Michigan                      9      1,479,894        2.42       83.69        7.86      100.00      698     662           51.27
Arizona                       9      1,379,244        2.26       74.04        0.00       80.00      719     678           56.65
South Carolina               12      1,326,358        2.17       76.93        1.97       97.00      733     657           76.90
Washington                    8      1,153,896        1.89       74.74        0.00       80.00      741     670           91.34
Tennessee                     7      1,113,312        1.82       80.00        0.00       80.00      772     682           66.25
New Jersey                    6      1,112,853        1.82       63.64        0.00       80.00      719     663            0.00
Oregon                        6      1,053,367        1.72       72.44        0.00       80.00      731     680           33.23
Wisconsin                     7      1,016,800        1.66       79.05        3.10       90.00      714     685            0.00
Other                        58      7,751,655       12.68       79.14        2.90      103.00      723     628           40.86
--------------------------------------------------------------------------------------------------------------------------------
Total:                      367    $61,146,615      100.00%      75.96%       1.84%     103.00%     728     627           46.56%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
State                  Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
Florida                   86.83%       12.44%        81.24%    $180,066      0
California                92.59        42.69         80.28      249,437      0
Texas                     91.02         0.00         90.99      124,698      0
Maryland                  97.94        30.21         88.80      192,870      1
Illinois                 100.00        24.42         73.95      208,642      0
New York                 100.00        32.61         64.86      237,983      0
Nevada                    94.07        19.79         86.36      284,283      1
Virginia                 100.00        18.55        100.00      175,785      1
Massachusetts            100.00        49.79         57.68      226,342      0
Missouri                  84.17        17.11         77.69      128,183      0
Georgia                   95.93         9.69         93.51      127,329      1
North Carolina            65.09        27.51         96.71      123,506      0
Michigan                 100.00         0.00         92.44      164,475      0
Arizona                  100.00        43.35         90.32      153,297      0
South Carolina            77.22        13.22         90.36      110,567      0
Washington               100.00         8.66         90.09      144,275      0
Tennessee                100.00         0.00        100.00      159,143      1
New Jersey               100.00        53.66         78.05      185,490      0
Oregon                   100.00        32.25        100.00      175,633      0
Wisconsin                100.00        41.15        100.00      145,257      0
Other                     95.94        30.35         90.89      133,701      0
------------------------------------------------------------------------------
Total:                    93.15%       23.39%        85.15%    $166,681      0
------------------------------------------------------------------------------


9. County Distribution

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
County Distribution     Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
CLARK ,NV                     8     $2,272,971        3.72%      76.07%       4.40%      86.79%     701     646           13.64%
COOK ,IL                      9      2,143,139        3.50       69.97        3.67       90.00      706     683           10.83
LOS ANGELES ,CA               7      2,105,367        3.44       67.76        0.00       80.00      752     700           31.73
DADE ,FL                      7      1,687,744        2.76       77.64        3.74       90.00      717     662           70.82
BROWARD ,FL                   4      1,027,618        1.68       80.00        0.00       80.00      732     692           49.05
FREDERICK ,MD                 3        899,211        1.47       70.00        0.00       80.00      751     673           29.33
VOLUSIA ,FL                   4        845,625        1.38       83.85        9.53       90.00      691     683           16.35
MARICOPA ,AZ                  5        817,988        1.34       72.99        0.00       80.00      724     686           57.28
ORANGE ,NY                    3        781,840        1.28       75.78        5.21       90.00      708     665           37.72
PINELLAS ,FL                  6        774,565        1.27       81.37        4.12       90.00      700     627           47.32
Other                       311     47,790,548       78.16       76.38        1.53      103.00      731     628           50.28
--------------------------------------------------------------------------------------------------------------------------------
Total:                      367    $61,146,615      100.00%      75.96%       1.84%     103.00%     728     627           46.56%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
County Distribution    Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
CLARK ,NV                 94.07%       19.79%        86.36%    $284,283      1
COOK ,IL                 100.00        24.90         59.43      238,178      0
LOS ANGELES ,CA          100.00        50.82         53.87      300,843      0
DADE ,FL                  51.92         0.00         61.40      241,163      0
BROWARD ,FL              100.00        35.00         64.59      256,980      0
FREDERICK ,MD            100.00        70.67         62.67      300,000      1
VOLUSIA ,FL              100.00        35.48        100.00      211,483      0
MARICOPA ,AZ             100.00        42.72         83.68      163,674      1
ORANGE ,NY               100.00        41.44        100.00      260,700      0
PINELLAS ,FL              74.20        23.22         36.18      129,150      0
Other                     93.64        21.14         89.64      153,732      0
------------------------------------------------------------------------------
Total:                    93.15%       23.39%        85.15%    $166,681      0
------------------------------------------------------------------------------


10. Original LTV

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Original LTV            Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                 1        $99,914        0.16%      19.23%       0.00%      19.23%     694     694            0.00%
20.01 - 25.00                 1         84,925        0.14       22.08        0.00       22.08      745     745            0.00
25.01 - 30.00                 1        135,000        0.22       29.35        0.00       29.35      708     708            0.00
30.01 - 35.00                 3        754,500        1.23       32.09        0.00       34.93      714     703            0.00
40.01 - 45.00                 5        767,016        1.25       41.97        0.00       43.57      735     695            0.00
45.01 - 50.00                 5      1,183,082        1.93       48.29        0.00       50.00      748     707            0.00
50.01 - 55.00                 4      1,070,513        1.75       52.59        0.00       55.00      749     720           12.33
55.01 - 60.00                10      2,461,057        4.02       58.28        0.00       60.00      693     643            0.00
60.01 - 65.00                 4      1,113,142        1.82       64.05        0.00       64.80      704     680            0.00
65.01 - 70.00                16      3,943,449        6.45       67.88        0.00       70.00      708     678           17.65
70.01 - 75.00                12      2,626,580        4.30       73.09        0.00       75.00      723     682            0.00
75.01 - 80.00               279     42,587,816       69.65       79.77        0.00       80.00      735     646           63.65
80.01 - 85.00                 1        163,742        0.27       85.00       12.00       85.00      692     692            0.00
85.01 - 90.00                14      2,975,853        4.87       89.57       25.00       90.00      699     627            0.00
90.01 - 95.00                 5        558,480        0.91       94.61       30.00       95.00      692     628            0.00
95.01 - 100.00                4        352,988        0.58       98.15       28.95      100.00      685     643           75.29
>= 100.01                     2        268,559        0.44      102.36       35.00      103.00      791     749          100.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                      367    $61,146,615      100.00%      75.96%       1.84%     103.00%     728     627           46.56%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Original LTV           Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
15.01 - 20.00            100.00%      100.00%       100.00%    $100,000      1
20.01 - 25.00            100.00         0.00        100.00       85,000      1
25.01 - 30.00            100.00       100.00        100.00      135,000      0
30.01 - 35.00            100.00        16.57        100.00      251,500      0
40.01 - 45.00             92.05        92.05         92.05      153,480      1
45.01 - 50.00            100.00        39.69         78.89      236,800      1
50.01 - 55.00            100.00        32.67        100.00      267,700      0
55.01 - 60.00             76.24        61.38         78.90      246,179      0
60.01 - 65.00            100.00        91.02        100.00      278,425      1
65.01 - 70.00             74.67        65.25         70.59      246,542      0
70.01 - 75.00             86.18        72.54         76.61      218,971      0
75.01 - 80.00             94.88        12.72         85.58      152,710      0
80.01 - 85.00            100.00         0.00        100.00      163,880      1
85.01 - 90.00            100.00         0.00         95.71      212,614      0
90.01 - 95.00            100.00         0.00        100.00      111,740      0
95.01 - 100.00           100.00         0.00        100.00       88,313      1
>= 100.01                100.00         0.00         22.52      134,464      2
------------------------------------------------------------------------------
Total:                    93.15%       23.39%        85.15%    $166,681      0
------------------------------------------------------------------------------
W.A.: 75.96%
Lowest: 19.23%
Highest: 103.00%


11. Original Term

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Original Term           Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
295 - 300                     1        $78,497        0.13%      41.37%       0.00%      41.37%     731     731            0.00%
355 - 360                   366     61,068,118       99.87       76.01        1.85      103.00      728     627           46.62
--------------------------------------------------------------------------------------------------------------------------------
Total:                      367    $61,146,615      100.00%      75.96%       1.84%     103.00%     728     627           46.56%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Original Term          Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
295 - 300                100.00%      100.00%       100.00%     $78,600      1
355 - 360                 93.14        23.29         85.13      166,921      0
------------------------------------------------------------------------------
Total:                    93.15%       23.39%        85.15%    $166,681      0
------------------------------------------------------------------------------
W.A.: 359.9 months
Lowest: 300 months
Highest: 360 months


Banc of America Securities LLC
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com.The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                            Global Structured Finance

                                   BoAAlt 06-1
                              Total Fixed Rate Pool


1. Original Balance

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Original Balance        Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
1 - 100,000                 741    $51,632,388       14.85%      72.17%       2.79%     103.00%     733     611           34.44%
100,001 - 200,000           959    136,280,512       39.20       73.72        2.06      100.00      735     604           40.76
200,001 - 300,000           372     91,297,293       26.26       71.58        1.54      102.18      731     615           30.22
300,001 - 400,000           146     50,926,754       14.65       71.12        0.96       91.14      735     627           23.01
400,001 - 500,000            36     15,282,660        4.40       67.76        0.00       80.00      728     648           28.19
500,001 - 600,000             3      1,581,270        0.45       72.15        0.00       75.00      744     713           67.68
600,001 - 700,000             1        674,344        0.19       75.00        0.00       75.00      769     769            0.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                    2,258   $347,675,221      100.00%      72.28%       1.77%     103.00%     733     604           33.95%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Original Balance       Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
1 - 100,000               29.06%       26.03%        76.86%     $69,722      1
100,001 - 200,000         46.92        23.57         72.41      142,189      1
200,001 - 300,000         54.86        35.97         70.13      245,558      1
300,001 - 400,000         54.82        36.88         57.54      349,017      1
400,001 - 500,000         35.83        46.44         51.56      424,631      0
500,001 - 600,000         32.32         0.00          0.00      527,417      1
600,001 - 700,000        100.00       100.00          0.00      675,000      1
------------------------------------------------------------------------------
Total:                    47.06%       30.19%        68.91%    $154,062      1
------------------------------------------------------------------------------
Average: $154,061.72
Lowest: $18,000.00
Highest: $675,000.00


2. Coupon

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Coupon                  Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                 6     $1,266,950        0.36%      72.50%       2.07%      91.90%     717     633           17.03%
5.501 - 6.000               195     34,809,178       10.01       70.64        0.73       90.00      737     615           34.84
6.001 - 6.500               930    151,636,538       43.61       71.96        1.53      100.00      737     619           37.56
6.501 - 7.000               987    140,104,460       40.30       72.47        2.04      103.00      731     604           31.52
7.001 - 7.500               130     18,152,745        5.22       75.80        2.69       97.00      722     625           25.11
7.501 - 8.000                10      1,705,349        0.49       81.30       11.70       90.00      715     649            0.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                    2,258   $347,675,221      100.00%      72.28%       1.77%     103.00%     733     604           33.95%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Coupon                 Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
5.001 - 5.500            100.00%       13.32%        63.06%    $211,730      2
5.501 - 6.000             66.85        31.01         63.74      178,709      1
6.001 - 6.500             54.15        25.99         67.18      163,147      1
6.501 - 7.000             36.22        34.41         71.73      142,009      0
7.001 - 7.500             27.73        33.01         69.78      139,668      0
7.501 - 8.000             69.08        22.35         91.43      170,566      0
------------------------------------------------------------------------------
Total:                    47.06%       30.19%        68.91%    $154,062      1
------------------------------------------------------------------------------
W.A.: 6.532
Lowest: 5.125
Highest: 7.875


3. Credit Score

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Credit Score            Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
800 - 849                   122    $17,845,543        5.13%      67.48%       1.10%     102.18%     807     800           34.95%
750 - 799                   817    126,543,165       36.40       72.03        1.60      100.00      771     750           33.97
700 - 749                   754    118,450,892       34.07       73.02        2.15      103.00      723     700           31.75
650 - 699                   471     70,443,928       20.26       72.76        1.51       97.00      681     650           37.22
600 - 649                    82     12,148,260        3.49       72.44        2.56       97.00      637     604           22.43
N/A                          12      2,243,433        0.65       69.96        0.00       80.00        0       0          100.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                    2,258   $347,675,221      100.00%      72.28%       1.77%     103.00%     733     604           33.95%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Credit Score           Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
800 - 849                 39.84%       14.15%        62.14%    $146,358      1
750 - 799                 42.55        26.02         66.86      154,983      1
700 - 749                 52.06        32.24         71.38      157,184      1
650 - 699                 54.65        35.08         72.23      149,634      0
600 - 649                 19.66        48.48         61.14      148,232      1
N/A                        4.53        32.07         45.36      187,089      1
------------------------------------------------------------------------------
Total:                    47.06%       30.19%        68.91%    $154,062      1
------------------------------------------------------------------------------
W.A.: 733
Lowest: 604
Highest: 839


4. Index

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Index                   Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
FIX                       2,258   $347,675,221      100.00%      72.28%       1.77%     103.00%     733     604           33.95%
--------------------------------------------------------------------------------------------------------------------------------
Total:                    2,258   $347,675,221      100.00%      72.28%       1.77%     103.00%     733     604           33.95%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Index                  Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
FIX                       47.06%       30.19%        68.91%    $154,062      1
------------------------------------------------------------------------------
Total:                    47.06%       30.19%        68.91%    $154,062      1
------------------------------------------------------------------------------


5. Loan Purpose

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Loan Purpose            Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
Purchase                  1,401   $205,985,647       59.25%      78.23%       2.58%     103.00%     739     604           44.51%
Refinance-Cashout           617    104,958,696       30.19       63.08        0.20       90.00      726     611           17.43
Refinance-Rate/Term         230     34,404,827        9.90       64.29        1.54       94.15      724     626           23.36
Cons/Perm                    10      2,326,051        0.67       78.37        4.67       85.00      721     692            0.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                    2,258   $347,675,221      100.00%      72.28%       1.77%     103.00%     733     604           33.95%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Loan Purpose           Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
Purchase                  54.86%        0.00%        72.09%    $147,116      1
Refinance-Cashout         34.38       100.00         64.12      170,185      0
Refinance-Rate/Term       35.43         0.00         62.34      149,693      0
Cons/Perm                100.00         0.00        100.00      232,882      1
------------------------------------------------------------------------------
Total:                    47.06%       30.19%        68.91%    $154,062      1
------------------------------------------------------------------------------


6. Property Type

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Property Type           Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
SFR                       1,352   $189,065,036       54.38%      72.75%       2.01%     103.00%     732     604           34.34%
2-Family                    239     44,943,643       12.93       68.09        1.07       91.14      732     622           15.16
Condo                       285     41,305,730       11.88       74.09        1.72      102.18      741     626           38.78
PUD Detached                207     39,794,714       11.45       76.34        2.11       95.00      731     633           35.72
PUD Attached                 69     10,714,625        3.08       74.76        1.82       90.00      736     615           47.46
3-Family                     37      9,165,486        2.64       59.59        0.00       80.00      737     629           51.34
4-Family                     36      8,431,189        2.43       64.34        0.00       80.00      749     684           55.86
Townhouse                    33      4,254,799        1.22       76.90        3.06       90.00      716     633           36.18
--------------------------------------------------------------------------------------------------------------------------------
Total:                    2,258   $347,675,221      100.00%      72.28%       1.77%     103.00%     733     604           33.95%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Property Type          Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
SFR                       53.24%       29.80%       100.00%    $139,915      1
2-Family                  40.58        49.67          0.00      188,164      1
Condo                     26.44        13.24          0.00      145,005      1
PUD Detached              59.67        22.76        100.00      192,350      1
PUD Attached              50.87        17.77        100.00      155,355      0
3-Family                  16.10        51.42          0.00      247,850      1
4-Family                  15.57        49.27          0.00      234,342      1
Townhouse                 42.58        23.42          0.00      129,275      0
------------------------------------------------------------------------------
Total:                    47.06%       30.19%        68.91%    $154,062      1
------------------------------------------------------------------------------


7. Occupancy Status

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Occupancy Status        Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
Investor                  1,231   $169,713,516       48.81%      69.12%       1.85%      90.00%     736     604           25.52%
Primary                     938    163,606,130       47.06       75.32        1.68      103.00      731     615           41.04
Secondary                    89     14,355,575        4.13       75.05        1.83       95.00      730     628           52.77
--------------------------------------------------------------------------------------------------------------------------------
Total:                    2,258   $347,675,221      100.00%      72.28%       1.77%     103.00%     733     604           33.95%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Occupancy Status       Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
Investor                   0.00%       39.28%        59.11%    $137,939      1
Primary                  100.00        22.06         79.36      174,521      1
Secondary                  0.00        15.42         65.53      161,433      1
------------------------------------------------------------------------------
Total:                    47.06%       30.19%        68.91%    $154,062      1
------------------------------------------------------------------------------


8. State

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
State                   Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
California                  248    $56,494,234       16.25%      57.50%       0.10%      90.00%     740     622           27.86%
Florida                     327     50,736,193       14.59       74.99        2.78      102.18      733     604           32.55
Texas                       225     27,411,473        7.88       78.73        2.69       97.00      737     638           40.76
North Carolina              132     15,181,171        4.37       77.30        3.01       91.71      733     626           39.94
South Carolina              118     14,053,296        4.04       77.64        2.28       97.00      726     633           51.80
Illinois                     74     13,611,197        3.91       71.66        1.47       90.00      737     638           36.70
Maryland                     78     12,768,082        3.67       74.78        0.54       90.00      723     627           37.44
Arizona                      69     12,634,618        3.63       69.58        0.93       91.61      732     625           27.47
Georgia                      97     12,630,124        3.63       78.80        2.76       95.00      733     622           51.67
New York                     58     11,719,524        3.37       70.18        1.79       97.00      721     622           16.22
Virginia                     69     10,639,020        3.06       74.66        4.34      100.00      740     611           37.26
Massachusetts                45     10,425,051        3.00       71.40        0.41       90.00      718     629           28.53
Missouri                     82      8,225,332        2.37       79.13        2.77       94.46      728     633           48.42
Washington                   47      7,478,559        2.15       74.28        1.21       97.00      741     656           37.63
New Jersey                   28      6,693,893        1.93       73.81        0.00       80.00      722     615           15.58
Oregon                       37      6,047,909        1.74       71.65        0.66       90.00      754     644           27.11
Nevada                       26      6,035,041        1.74       76.98        3.46       90.00      715     646           17.64
Pennsylvania                 42      5,521,702        1.59       77.59        3.50      100.00      734     628           27.26
Hawaii                       22      5,214,321        1.50       69.26        0.00       80.00      743     672           22.57
Tennessee                    40      4,768,208        1.37       79.88        0.31       90.00      745     674           65.53
Other                       394     49,386,273       14.20       75.33        1.91      103.00      732     621           32.98
--------------------------------------------------------------------------------------------------------------------------------
Total:                    2,258   $347,675,221      100.00%      72.28%       1.77%     103.00%     733     604           33.95%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
State                  Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
California                38.71%       54.36%        60.17%    $227,905      0
Florida                   34.18        24.75         63.88      155,232      1
Texas                     65.89         6.26         91.99      121,911      1
North Carolina            51.74        12.67         87.65      115,111      1
South Carolina            57.36         6.36         82.70      119,169      1
Illinois                  49.20        30.18         51.52      184,035      1
Maryland                  53.67        44.17         78.52      163,785      1
Arizona                   19.41        57.12         82.70      183,168      0
Georgia                   56.76        10.57         88.34      130,326      1
New York                  69.82        33.49         43.49      202,170      1
Virginia                  43.58        28.70         68.50      154,278      1
Massachusetts             57.17        37.25         39.76      231,759      0
Missouri                  54.25        19.75         87.73      100,353      0
Washington                47.15        13.80         76.63      159,275      0
New Jersey                63.07        27.11         40.77      239,280      1
Oregon                    36.68        26.51         72.38      163,551      1
Nevada                    52.15        16.17         67.85      232,354      1
Pennsylvania              60.12        30.38         65.71      131,551      1
Hawaii                    18.15        24.89         18.18      237,080      0
Tennessee                 80.43         8.78         98.16      119,274      1
Other                     46.15        35.54         69.76      125,407      1
------------------------------------------------------------------------------
Total:                    47.06%       30.19%        68.91%    $154,062      1
------------------------------------------------------------------------------


9. County Distribution

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
County Distribution     Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES ,CA              72    $17,944,519        5.16%      56.45%       0.00%      80.00%     737     636           32.81%
DADE ,FL                     39      7,407,743        2.13       74.75        4.71       91.14      723     625           30.28
COOK ,IL                     33      7,235,660        2.08       67.74        1.09       90.00      731     650           28.08
MARICOPA ,AZ                 36      5,191,574        1.49       72.79        2.27       91.61      738     625           40.98
BROWARD ,FL                  32      5,056,573        1.45       73.66        0.98       90.00      733     663           33.28
RIVERSIDE ,CA                22      4,449,426        1.28       66.31        0.69       82.16      746     647           26.30
CLARK ,NV                    20      4,444,783        1.28       78.05        4.69       90.00      705     646           12.23
MOHAVE ,AZ                   11      4,329,200        1.25       64.61        0.00       80.00      720     713            0.00
HONOLULU ,HI                 19      4,117,324        1.18       68.22        0.00       80.00      743     681           17.05
PINELLAS ,FL                 26      3,978,160        1.14       70.90        0.80       90.00      723     604           34.21
Other                     1,948    283,520,261       81.55       73.50        1.86      103.00      734     611           35.37
--------------------------------------------------------------------------------------------------------------------------------
Total:                    2,258   $347,675,221      100.00%      72.28%       1.77%     103.00%     733     604           33.95%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
County Distribution    Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
LOS ANGELES ,CA           52.97%       65.45%        38.40%    $249,356      1
DADE ,FL                  26.91        18.26         33.45      190,012      0
COOK ,IL                  44.90        38.98         33.72      219,380      1
MARICOPA ,AZ              31.37        41.86         87.37      144,273      0
BROWARD ,FL               35.25        25.65         37.44      158,105      1
RIVERSIDE ,CA             44.47        40.81         73.25      202,328      0
CLARK ,NV                 58.19        15.97         75.93      222,350      1
MOHAVE ,AZ                 3.68        96.32         96.32      393,564      0
HONOLULU ,HI              22.98        31.52         23.02      216,763      0
PINELLAS ,FL              40.04        33.51         51.21      153,107      1
Other                     48.74        26.89         73.20      145,630      1
------------------------------------------------------------------------------
Total:                    47.06%       30.19%        68.91%    $154,062      1
------------------------------------------------------------------------------


10. Original LTV

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Original LTV            Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                  2       $161,238        0.05%       8.19%       0.00%       8.27%     780     776           63.11%
10.01 - 15.00                 9      1,137,237        0.33       13.60        0.00       14.83      739     663           16.56
15.01 - 20.00                16      1,599,136        0.46       18.28        0.00       20.00      769     694           22.17
20.01 - 25.00                16      1,526,448        0.44       22.29        0.00       24.36      734     641           41.71
25.01 - 30.00                22      2,664,361        0.77       27.39        0.00       30.00      751     664           50.02
30.01 - 35.00                27      4,757,829        1.37       32.93        0.00       34.97      746     646            6.61
35.01 - 40.00                35      4,880,294        1.40       37.24        0.00       40.00      734     630           37.45
40.01 - 45.00                48      7,750,877        2.23       42.40        0.00       44.99      742     642           22.37
45.01 - 50.00                48      7,819,840        2.25       48.41        0.00       50.00      750     672           19.81
50.01 - 55.00                63     11,247,068        3.23       52.71        0.00       55.00      739     628           15.55
55.01 - 60.00                72     14,406,838        4.14       57.82        0.00       60.00      727     626           22.10
60.01 - 65.00                85     14,619,787        4.21       62.69        0.00       65.00      726     619           11.30
65.01 - 70.00               224     36,411,965       10.47       68.41        0.00       70.00      725     611           24.65
70.01 - 75.00               194     34,302,766        9.87       73.82        0.00       75.00      737     629           21.63
75.01 - 80.00             1,193    178,940,492       51.47       79.79        0.00       80.00      734     604           45.97
80.01 - 85.00                22      3,197,422        0.92       83.47       11.47       85.00      723     670            9.79
85.01 - 90.00               150     18,061,247        5.19       89.84       25.00       90.00      732     621           17.87
90.01 - 95.00                18      2,897,668        0.83       93.40       29.42       95.00      720     628            0.00
95.01 - 100.00               12      1,024,150        0.29       98.43       31.37      100.00      705     643           91.48
>= 100.01                     2        268,559        0.08      102.36       35.00      103.00      791     749          100.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                    2,258   $347,675,221      100.00%      72.28%       1.77%     103.00%     733     604           33.95%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Original LTV           Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
5.01 - 10.00               0.00%       36.89%        36.89%     $80,619      0
10.01 - 15.00             65.61        53.15         31.25      126,434      1
15.01 - 20.00             20.97        54.03         65.25       99,992      1
20.01 - 25.00             27.51        53.87         69.69       95,429      0
25.01 - 30.00             21.11        71.66         50.09      121,159      0
30.01 - 35.00             40.92        52.03         58.32      176,285      0
35.01 - 40.00             25.40        61.58         53.34      139,481      0
40.01 - 45.00             21.71        61.01         67.98      161,565      1
45.01 - 50.00             32.86        59.09         70.17      162,980      0
50.01 - 55.00             41.38        62.56         56.88      178,614      0
55.01 - 60.00             31.24        65.32         61.04      200,163      0
60.01 - 65.00             26.20        71.11         61.52      172,072      0
65.01 - 70.00             23.94        69.12         63.34      162,648      1
70.01 - 75.00             22.95        38.80         52.14      176,939      1
75.01 - 80.00             63.44        10.60         74.99      150,080      1
80.01 - 85.00             48.41        46.11         93.72      145,457      1
85.01 - 90.00             31.51         0.62         76.64      120,471      1
90.01 - 95.00             85.49         0.00         80.35      161,108      1
95.01 - 100.00           100.00         0.00        100.00       85,405      1
>= 100.01                100.00         0.00         22.52      134,464      2
------------------------------------------------------------------------------
Total:                    47.06%       30.19%        68.91%    $154,062      1
------------------------------------------------------------------------------
W.A.: 72.28%
Lowest: 8.06%
Highest: 103.00%


11. Original Term

                                   Aggregate
                        Number      Current       Percent       W.A.        W.A.        Max       W.A.    Min.       Percent
                       Mortgage    Principal     Principal    Original       MI       Original    FICO    FICO        Full
Original Term           Loans       Balance       Balance       LTV       Coverage      LTV       Score   Score   Documentation
--------------------------------------------------------------------------------------------------------------------------------
235 - 240                    14     $2,489,530        0.72%      63.50%       1.24%      91.90%     728     633            4.23%
241 - 288                     2        149,603        0.04       33.97        0.00       41.59      790     776            0.00
295 - 300                    16      1,761,172        0.51       60.89        1.09       90.00      747     688           24.57
355 - 360                 2,226    343,274,916       98.73       72.42        1.78      103.00      733     604           34.22
--------------------------------------------------------------------------------------------------------------------------------
Total:                    2,258   $347,675,221      100.00%      72.28%       1.77%     103.00%     733     604           33.95%
--------------------------------------------------------------------------------------------------------------------------------


                                                               Average
                       Percent      Percent                   Original    W.A.
                        Owner      Cash-Out      Percent      Principal   Loan
Original Term          Occupied    Refinance    SFR or PUD     Balance    Age
------------------------------------------------------------------------------
235 - 240                 79.59%       58.89%        27.34%    $178,062      1
241 - 288                  0.00         0.00        100.00       74,912      1
295 - 300                 36.27        50.55         54.18      110,153      1
355 - 360                 46.90        29.89         69.27      154,297      1
------------------------------------------------------------------------------
Total:                    47.06%       30.19%        68.91%    $154,062      1
------------------------------------------------------------------------------
W.A.: 358.8 months
Lowest: 240 months
Highest: 360 months


Banc of America Securities LLC
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com.The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                         Banc of America Securities LLC

                                   BoAAlt 06-1
                                     Group 1

1. General Pool Characteristics

Pool Size: $75,588,228.62
Loan Count: 497
Cut-off Date: 2006-01-01
Avg. Loan Balance: $152,088.99
Avg. Orig. Balance: $152,196.27
W.A. FICO: 742
W.A. Orig. LTV: 67.04%
W.A. Cut-Off LTV: 66.99%
W.A. Gross Coupon: 6.3025%
W.A. Net Coupon: 6.0460%
W.A. Admin Fee: 0.2565%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 4.24%
% over 100 COLTV: 0.00%
% with PMI: 4.24%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 24.07%
W.A. MI Adjusted LTV: 66.07%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.48%
% Conforming: 100.00%


2. Original Balance

Original Balance    Percent
----------------------------
<= 50,000              1.67%
50,001 - 100,000      14.14
100,001 - 150,000     21.68
150,001 - 200,000     18.07
200,001 - 250,000     15.07
250,001 - 300,000     10.62
300,001 - 350,000      6.45
350,001 - 400,000      5.90
400,001 - 450,000      4.45
450,001 - 500,000      1.26
500,001 - 550,000      0.69
----------------------------
Total:               100.00%

Average: $152,196.27
Lowest: $18,000.00
Highest: $521,250.00


3. Cut-Off Balance

Cut-Off Balance     Percent
----------------------------
<= 50,000              1.67%
50,001 - 100,000      14.14
100,001 - 150,000     21.68
150,001 - 200,000     18.07
200,001 - 250,000     15.07
250,001 - 300,000     10.62
300,001 - 350,000      6.45
350,001 - 400,000      5.90
400,001 - 450,000      4.45
450,001 - 500,000      1.26
500,001 - 550,000      0.69
----------------------------
Total:               100.00%

Average: $152,088.99
Lowest: $17,983.72
Highest: $520,743.38

4. Index

Index               Percent
----------------------------
FIX                  100.00%
----------------------------
Total:               100.00%


5. Product Type

Product Type        Percent
----------------------------
30 YR FIXED           99.14%
25 YR FIXED            0.50
20 YR FIXED            0.37
----------------------------
Total:               100.00%


6. Coupon

Coupon              Percent
----------------------------
5.625                  0.47%
5.750                  2.41
5.875                  6.37
6.000                  4.39
6.125                  5.78
6.250                 24.65
6.375                 24.11
6.500                 31.81
----------------------------
Total:               100.00%

W.A.: 6.303
Lowest: 5.625
Highest: 6.500

7. Credit Score

Credit Score        Percent
----------------------------
800 - 849              7.09%
750 - 799             47.24
700 - 749             26.75
650 - 699             14.27
600 - 649              4.65
----------------------------
Total:               100.00%

W.A.: 742
Lowest: 619
Highest: 839

8. Lien Position

Lien Position       Percent
----------------------------
1                    100.00%
----------------------------
Total:               100.00%


9. Loan Purpose

Loan Purpose        Percent
----------------------------
Purchase              48.65%
Refinance-Cashout     35.85
Refinance-Rate/Term   15.50
----------------------------
Total:               100.00%


10. Property Type

Property Type       Percent
----------------------------
SFR                   44.85%
2-Family              17.14
Condo                 16.41
4-Family               6.49
3-Family               5.97
PUD Detached           5.71
PUD Attached           2.15
Townhouse              1.27
----------------------------
Total:               100.00%


11. Documentation

Documentation       Percent
----------------------------
Reduced               53.22%
Standard              34.52
Stated                 7.40
No Ratio               3.99
Rapid                  0.87
----------------------------
Total:               100.00%


12. Occupancy Status

Occupancy Status    Percent
----------------------------
Investor             100.00%
----------------------------
Total:               100.00%


13. PMI Providers

PMI Providers       Percent
----------------------------
NONE                  95.76%
UGRIC                  1.26
GEMIC                  0.87
RMIC                   0.77
PMIC                   0.77
RGIC                   0.38
TGIC                   0.13
MGIC                   0.07
----------------------------
Total:               100.00%


14. State

State               Percent
----------------------------
California            22.34%
Florida               12.98
Texas                  5.70
Hawaii                 5.19
Illinois               4.98
Other                 48.81
----------------------------
Total:               100.00%


15. California

California          Percent
----------------------------
Northern              37.73%
Southern              62.27
----------------------------
Total:               100.00%


16. Zip Code

Zip Code            Percent
----------------------------
60625                  1.48%
85344                  1.02
92234                  0.78
96815                  0.73
96817                  0.72
Other                 95.27
----------------------------
Total:               100.00%


17. Delinquency*

Delinquency*        Percent
----------------------------
0-29 days            100.00%
----------------------------
Total:               100.00%

* MBA method


18. Times 30 Days DLQ

Times 30 Days DLQ   Percent
----------------------------
0                     99.70%
1                      0.30
----------------------------
Total:               100.00%


19. Convertible Flag

Convertible Flag    Percent
----------------------------
N                    100.00%
----------------------------
Total:               100.00%


20. Buydown Agreement

Buydown Agreement   Percent
----------------------------
N                    100.00%
----------------------------
Total:               100.00%


21. Original Term

Original Term       Percent
----------------------------
240                    0.37%
300                    0.50
360                   99.14
----------------------------
Total:               100.00%

W.A.: 359.3 months
Lowest: 240 months
Highest: 360 months


22. Cut-Off Remaining Term

Cut-Off
Remaining Term    Percent
----------------------------
235 - 240              0.37%
295 - 300              0.50
355 - 360             99.14
----------------------------
Total:               100.00%

W.A.: 358.6 months
Lowest: 240 months
Highest: 360 months

23. Cutoff Loan Age

Cutoff Loan Age     Percent
----------------------------
0                    44.04%
1 - 6                 55.96
----------------------------
Total:              100.00%

W.A.: 0.6 months
Lowest: 0 months
Highest: 4 months


24. OLTV

OLTV                Percent
----------------------------
<= 20.00               1.14%
20.01 - 25.00          0.65
25.01 - 30.00          1.40
30.01 - 35.00          2.23
35.01 - 40.00          2.14
40.01 - 45.00          3.37
45.01 - 50.00          3.71
50.01 - 55.00          6.35
55.01 - 60.00          4.72
60.01 - 65.00          6.64
65.01 - 70.00         16.57
70.01 - 75.00         19.59
75.01 - 80.00         27.25
80.01 - 85.00          0.30
85.01 - 90.00          3.94
----------------------------
Total:               100.00%

W.A.: 67.04%
Lowest: 12.44%
Highest: 90.00%


25. Cut-Off LTV

Cut-Off LTV         Percent
----------------------------
<= 20.00               1.14%
20.01 - 25.00          0.65
25.01 - 30.00          1.40
30.01 - 35.00          2.23
35.01 - 40.00          2.14
40.01 - 45.00          3.37
45.01 - 50.00          3.71
50.01 - 55.00          6.35
55.01 - 60.00          4.72
60.01 - 65.00          6.64
65.01 - 70.00         16.57
70.01 - 75.00         19.68
75.01 - 80.00         27.16
80.01 - 85.00          0.30
85.01 - 90.00          3.94
----------------------------
Total:               100.00%

W.A.: 66.99%
Lowest: 12.44%
Highest: 90.00%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com.The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                         Banc of America Securities LLC

                                   BoAAlt 06-1
                                     Group 2

1. General Pool Characteristics

Pool Size: $112,124,438.20
Loan Count: 634
Cut-off Date: 2006-01-01
Avg. Loan Balance: $176,852.43
Avg. Orig. Balance: $176,978.34
W.A. FICO*: 733
W.A. Orig. LTV: 74.88%
W.A. Cut-Off LTV: 74.82%
W.A. Gross Coupon: 6.2438%
W.A. Net Coupon: 5.9873%
W.A. Admin Fee: 0.2565%
W.A. Orig. Term: 358 months
W.A. Rem. Term: 357 months
W.A. Age: 1 months
% over 80 COLTV: 6.65%
% over 100 COLTV: 0.00%
% with PMI: 6.65%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 24.55%
W.A. MI Adjusted LTV: 73.33%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.73%
% Conforming: 100.00%

* Excludes Non-Resident Aliens

2. Original Balance

Original Balance   Percent
---------------------------
<= 50,000             0.23%
50,001 - 100,000      7.92
100,001 - 150,000    21.35
150,001 - 200,000    17.94
200,001 - 250,000    16.25
250,001 - 300,000    15.94
300,001 - 350,000     7.46
350,001 - 400,000     7.69
400,001 - 450,000     3.34
450,001 - 500,000     0.82
500,001 - 550,000     0.46
650,001 - 700,000     0.60
Total:              100.00%
---------------------------

Average: $176,978.34
Lowest: $36,860.00
Highest: $675,000.00


3. Cut-Off Balance

Cut-Off Balance    Percent
---------------------------
<= 50,000             0.23%
50,001 - 100,000      7.92
100,001 - 150,000    21.35
150,001 - 200,000    17.94
200,001 - 250,000    16.48
250,001 - 300,000    15.72
300,001 - 350,000     7.46
350,001 - 400,000     7.69
400,001 - 450,000     3.34
450,001 - 500,000     0.82
500,001 - 550,000     0.46
650,001 - 700,000     0.60
----------------------------
Total:              100.00%

Average: $176,852.43
Lowest: $36,860.00
Highest: $674,343.93


4. Index

Index              Percent
---------------------------
FIX                 100.00%
----------------------------
Total:              100.00%


5. Product Type

Product Type       Percent
---------------------------
30 YR FIXED          97.73%
20 YR FIXED           1.77
25 YR FIXED           0.50
----------------------------
Total:              100.00%


6. Coupon

Coupon             Percent
---------------------------
5.125                 0.09%
5.250                 0.27
5.375                 0.43
5.500                 0.34
5.625                 0.77
5.750                 3.45
5.875                 7.94
6.000                 9.69
6.125                 9.69
6.250                19.54
6.375                22.00
6.500                25.79
----------------------------
Total:              100.00%

W.A.: 6.244
Lowest: 5.125
Highest: 6.500


7. Credit Score

Credit Score       Percent
---------------------------
800 - 849             3.53%
750 - 799            36.16
700 - 749            37.42
650 - 699            21.47
600 - 649             0.82
N/A                   0.60
----------------------------
Total:              100.00%

W.A.: 733
Lowest: 615
Highest: 836


8. Lien Position

Lien Position      Percent
---------------------------
1                   100.00%
----------------------------
Total:              100.00%


9. Loan Purpose

Loan Purpose       Percent
---------------------------
Purchase             70.75%
Refinance-Cashout    20.76
Refinance-Rate/Term   7.08
Cons/Perm             1.42
----------------------------
Total:              100.00%


10. Property Type

Property Type      Percent
---------------------------
SFR                  56.22%
PUD Detached         16.15
2-Family             14.43
Condo                 6.69
PUD Attached          3.45
Townhouse             1.39
4-Family              0.90
3-Family              0.77
----------------------------
Total:              100.00%


11. Documentation

Documentation      Percent
---------------------------
Standard            38.54%
Stated               36.37
Reduced              15.46
No Ratio              8.59
Rapid                 1.04
----------------------------
Total:             100.00%


12. Occupancy Status

Occupancy Status   Percent
---------------------------
Primary              95.11%
Secondary             4.89
----------------------------
Total:              100.00%


13. PMI Providers

PMI Providers      Percent
---------------------------
NONE                 93.35%
UGRIC                 2.17
RMIC                  1.37
PMIC                  1.01
RGIC                  0.99
GEMIC                 0.90
MGIC                  0.21
----------------------------
Total:              100.00%


14. State

State              Percent
---------------------------
California           14.54%
Texas                12.40
Florida               8.41
South Carolina        6.75
North Carolina        6.26
Other                51.64
----------------------------
Total:              100.00%


15. California

California         Percent
---------------------------
Northern             27.71%
Southern             72.29
----------------------------
Total:              100.00%


16. Zip Code

Zip Code           Percent
---------------------------
11356                 0.73%
19106                 0.60
22192                 0.59
98466                 0.52
29016                 0.51
Other                97.04
----------------------------
Total:              100.00%


17. Delinquency*

Delinquency*       Percent
---------------------------
0-29 days           100.00%
----------------------------
Total:              100.00%

* MBA method


18. Times 30 Days DLQ

Times 30 Days DLQ  Percent
---------------------------
0                    99.58%
1                     0.42
----------------------------
Total:              100.00%


19. Convertible Flag

Convertible Flag   Percent
---------------------------
N                   100.00%
----------------------------
Total:              100.00%


20. Buydown Agreement

Buydown Agreement  Percent
---------------------------
N                    99.81%
Y                     0.19
----------------------------
Total:              100.00%


21. Original Term

Original Term      Percent
---------------------------
240                   1.77%
300                   0.50
360                  97.73
----------------------------
Total:              100.00%

W.A.: 357.6 months
Lowest: 240 months
Highest: 360 months


22. Cut-Off Remaining Term

Cut-Off
Remaining Term     Percent
---------------------------
235 - 240             1.77%
295 - 300             0.50
355 - 360             97.73
----------------------------
Total:              100.00%

W.A.: 357.0 months
Lowest: 237 months
Highest: 360 months


23. Cutoff Loan Age

Cutoff Loan Age    Percent
---------------------------
0                    45.76%
1 - 6                54.24
----------------------------
Total:              100.00%

W.A.: 0.6 months
Lowest: 0 months
Highest: 5 months


24. OLTV

OLTV               Percent
---------------------------
<= 20.00              0.88%
20.01 - 25.00         0.30
25.01 - 30.00         0.38
30.01 - 35.00         1.06
35.01 - 40.00         1.41
40.01 - 45.00         0.87
45.01 - 50.00         1.24
50.01 - 55.00         3.34
55.01 - 60.00         2.47
60.01 - 65.00         2.42
65.01 - 70.00         5.56
70.01 - 75.00         5.70
75.01 - 80.00        67.72
80.01 - 85.00         1.23
85.01 - 90.00         2.73
90.01 - 95.00         2.09
95.01 - 100.00        0.60
----------------------------
Total:              100.00%

W.A.: 74.88%
Lowest: 10.07%
Highest: 100.00%


25. Cut-Off LTV

Cut-Off LTV        Percent
---------------------------
<= 20.00              0.88%
20.01 - 25.00         0.30
25.01 - 30.00         0.38
30.01 - 35.00         1.06
35.01 - 40.00         1.41
40.01 - 45.00         0.87
45.01 - 50.00         1.24
50.01 - 55.00         3.34
55.01 - 60.00         2.47
60.01 - 65.00         2.70
65.01 - 70.00         5.29
70.01 - 75.00         5.70
75.01 - 80.00        67.72
80.01 - 85.00         1.23
85.01 - 90.00         2.73
90.01 - 95.00         2.09
95.01 - 100.00        0.60
----------------------------
Total:              100.00%

W.A.: 74.82%
Lowest: 10.07%
Highest: 100.00%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com.The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                         Banc of America Securities LLC

                                   BoAAlt 06-1
                                     Group 3

1. General Pool Characteristics

Pool Size: $98,815,939.64
Loan Count: 760
Cut-off Date: 2006-01-01
Avg. Loan Balance: $130,020.97
Avg. Orig. Balance: $130,070.63
W.A. FICO*: 730
W.A. Orig. LTV: 71.07%
W.A. Cut-Off LTV: 71.04%
W.A. Gross Coupon: 6.8473%
W.A. Net Coupon: 6.5908%
W.A. Admin Fee: 0.2565%
W.A. Orig. Term: 359 months
W.A. Rem. Term: 359 months
W.A. Age: 0 months
% over 80 COLTV: 10.44%
% over 100 COLTV: 0.00%
% with PMI: 10.44%
% over 80 with PMI: 98.53%
W.A. MI Coverage: 23.46%
W.A. MI Adjusted LTV: 68.85%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 4.22%
% Conforming: 100.00%

*Excludes Non-Resident Aliens


2. Original Balance

Original Balance   Percent
---------------------------
<= 50,000             4.06%
50,001 - 100,000     19.63
100,001 - 150,000    21.32
150,001 - 200,000    17.63
200,001 - 250,000    12.77
250,001 - 300,000     6.08
300,001 - 350,000     5.93
350,001 - 400,000     6.47
400,001 - 450,000     5.09
450,001 - 500,000     0.47
500,001 - 550,000     0.56
----------------------------
Total:              100.00%

Average: $130,070.63
Lowest: $18,800.00
Highest: $550,000.00

3. Cut-Off Balance


Cut-Off Balance    Percent
---------------------------
<= 50,000             4.06%
50,001 - 100,000     19.63
100,001 - 150,000    21.32
150,001 - 200,000    17.63
200,001 - 250,000    12.77
250,001 - 300,000     6.08
300,001 - 350,000     5.93
350,001 - 400,000     6.47
400,001 - 450,000     5.09
450,001 - 500,000     0.47
500,001 - 550,000     0.56
----------------------------
Total:              100.00%

Average: $130,020.97
Lowest: $18,800.00
Highest: $549,526.46


4. Index

Index              Percent
---------------------------
FIX                 100.00%
----------------------------
Total:              100.00%


5. Product Type

Product Type       Percent
---------------------------
30 YR FIXED          98.86%
25 YR FIXED           0.76
20 YR FIXED           0.23
23 YR FIXED           0.10
24 YR FIXED           0.05
----------------------------
Total:              100.00%


6. Coupon

Coupon             Percent
---------------------------
6.625                14.52%
6.750                41.97
6.875                20.04
7.000                 9.65
7.125                 9.10
7.250                 1.34
7.375                 1.00
7.500                 1.84
7.625                 0.14
7.750                 0.15
7.875                 0.24
----------------------------
Total:              100.00%

W.A.: 6.847
Lowest: 6.625
Highest: 7.875

7. Credit Score

Credit Score       Percent
---------------------------
800 - 849             4.98%
750 - 799            34.09
700 - 749            34.01
650 - 699            19.43
600 - 649             6.28
N/A                   1.22
----------------------------
Total:              100.00%

W.A.: 730
Lowest: 604
Highest: 817


8. Lien Position

Lien Position      Percent
---------------------------
1                   100.00%
----------------------------
Total:              100.00%


9. Loan Purpose

Loan Purpose       Percent
---------------------------
Purchase             48.61%
Refinance-Cashout    40.77
Refinance-Rate/Term  10.62
----------------------------
Total:              100.00%


10. Property Type

Property Type      Percent
---------------------------
SFR                  50.44%
Condo                15.86
2-Family             13.91
PUD Detached          9.91
3-Family              3.22
PUD Attached          3.05
4-Family              2.24
Townhouse             1.37
----------------------------
Total:              100.00%


11. Documentation

Documentation      Percent
---------------------------
Reduced              58.01%
Standard             20.50
Stated               17.60
No Ratio              2.72
All Ready Home        1.18
----------------------------
Total:              100.00%


12. Occupancy Status

Occupancy Status   Percent
---------------------------
Investor             95.25%
Secondary             4.75
----------------------------
Total:              100.00%


13. PMI Providers

PMI Providers      Percent
---------------------------
NONE                 89.56%
PMIC                  2.80
GEMIC                 1.98
UGRIC                 1.86
RGIC                  1.51
RMIC                  1.44
MGIC                  0.47
TGIC                  0.37
----------------------------
Total:              100.00%


14. State

State              Percent
---------------------------
Florida              21.13%
California           17.03
Arizona               7.75
Texas                 4.26
Maryland              3.97
Other                45.87
----------------------------
Total:              100.00%


15. California

California         Percent
---------------------------
Northern             47.55%
Southern             52.45
----------------------------
Total:              100.00%


16. Zip Code

Zip Code           Percent
---------------------------
86429                 4.22%
92114                 0.87
94510                 0.68
90744                 0.64
91367                 0.60
Other                92.99
----------------------------
Total:              100.00%


17. Delinquency*

Delinquency*       Percent
---------------------------
0-29 days           100.00%
----------------------------
Total:              100.00%

* MBA method


18. Times 30 Days DLQ

Times 30 Days DLQ  Percent
---------------------------
0                   100.00%
----------------------------
Total:              100.00%


19. Convertible Flag

Convertible Flag   Percent
---------------------------
N                   100.00%
----------------------------
Total:              100.00%
---------------------------


20. Buydown Agreement

Buydown
Agreement          Percent
---------------------------
N                   100.00%
----------------------------
Total:              100.00%


21. Original Term

Original Term      Percent
---------------------------
240                   0.23%
276                   0.10
288                   0.05
300                   0.76
360                  98.86
----------------------------
Total:              100.00%

W.A.: 359.1 months
Lowest: 240 months
Highest: 360 months


22. Cut-Off Remaining Term

Cut-Off
Remaining Term     Percent
---------------------------
235 - 240             0.23%
241 - 288             0.15
295 - 300             0.76
355 - 360            98.86
----------------------------
Total:              100.00%

W.A.: 358.7 months
Lowest: 240 months
Highest: 360 months


23. Cutoff Loan Age

Cutoff Loan Age    Percent
---------------------------
0                    60.34%
1 - 6                39.66
----------------------------
Total:              100.00%

W.A.: 0.4 months
Lowest: 0 months
Highest: 4 months


24. OLTV

OLTV               Percent
---------------------------
<= 20.00              0.97%
20.01 - 25.00         0.62
25.01 - 30.00         1.05
30.01 - 35.00         1.14
35.01 - 40.00         1.70
40.01 - 45.00         3.50
45.01 - 50.00         2.48
50.01 - 55.00         1.65
55.01 - 60.00         5.67
60.01 - 65.00         5.84
65.01 - 70.00        13.87
70.01 - 75.00        10.60
75.01 - 80.00        40.30
80.01 - 85.00         1.44
85.01 - 90.00         9.16
----------------------------
Total:              100.00%

W.A.: 71.07%
Lowest: 8.06%
Highest: 90.00%


25. Cut-Off LTV

Cut-Off LTV    Percent
-----------------------
<= 20.00          0.97%
20.01 - 25.00      0.62
25.01 - 30.00      1.05
30.01 - 35.00      1.14
35.01 - 40.00      1.70
40.01 - 45.00      3.50
45.01 - 50.00      2.48
50.01 - 55.00      1.65
55.01 - 60.00      5.67
60.01 - 65.00      5.84
65.01 - 70.00     13.87
70.01 - 75.00     10.60
75.01 - 80.00     40.46
80.01 - 85.00      1.28
85.01 - 90.00      9.16
-----------------------
Total:          100.00%

W.A.: 71.04%
Lowest: 8.06%
Highest: 90.00%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send to you the prospectus if you request it by calling toll-free 1-800-294-1322 or you may e-mail a request to dg.prospectus_distribution@bofasecurities.com.The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an
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